UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05498)

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – September 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PIM

Putnam Master Intermediate Income Trust

Annual report 9|30|15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Master Intermediate
Income Trust

Annual report
9 | 30 | 15

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Summary of dividend reinvestment plans	17

Trustee approval of management contract	19

Financial statements	24

Federal tax information	100

Shareholder meeting results	101

About the Trustees	102

Officers	104

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

As we turn the page on the first three quarters of 2015, we look toward the final weeks of the year and early 2016.

Global stock markets corrected during the summer months, as the S&P 500 Index dropped by more than 10% below its 52-week high over several volatile trading days, and major indexes abroad fell at the same time. The major triggering event was an unexpected decision by the People’s Bank of China to devalue its currency by a modest amount. The move prompted concern that China’s economy might be weaker than thought and could pose risks to the world economy.

The U.S. economy may continue to feel some effects from weaker growth abroad. Certain companies in the S&P 500, for example, may find overseas earnings crimped by reduced demand and a strong dollar. However, there are still a number of bright spots. U.S. gross domestic product growth reached a rate of 3.9% during the second quarter, the unemployment rate has fallen since the start of the year, and consumer confidence has risen in recent months.

The United States and other regions of the world might continue on different paths in the months to come, shaping a complex array of investment opportunities and risks. You may find it reassuring to know that Putnam’s experienced portfolio managers have a global research framework to guide their investment decisions. The interview in the following pages provides an overview of your fund’s performance for the reporting period ended September 30, 2015, as well as an outlook for the coming months.

The recent upswing in volatility may prompt you to consult with your financial advisor, whose experience and knowledge can help you gain perspective on market movements and keep you on track toward your long-term goals.

In closing, we would like to recognize Charles Curtis, who recently retired as a Putnam Trustee, for his 14 years of dedicated service. And, as always, thank you for investing with Putnam.

Putnam Master Intermediate Income Trust

A multi-sector approach to fixed income

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today. The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

A veteran portfolio management team

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Kevin F. Murphy
Portfolio Manager

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

Diversified holdings across a wide range of security types and market sectors

Investment allocations by security type

Securitized 48.5%
Credit 36.2%
Government 11.1%
Equity 0.1%
Cash and net other assets 4.1%

Investment allocations by sector

High-yield corporate bonds 25.1%
Commercial MBS 19.6%
Agency collateralized mortgage obligations 16.4%
Emerging-market bonds 13.5%
Non-agency residential MBS 12.5%
International Treasuries/agency securities 4.4%
Bank loans 2.2%
Investment-grade corporate bonds 2.1%
Equity investments 0.1%
Cash and net other assets 4.1%
0
5
10
15
20
25

2 Master Intermediate Income Trust

Master Intermediate Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

4	Master Intermediate Income Trust

Interview with your fund’s portfolio manager

Bill, could you summarize some of the key developments influencing the bond market during the 12 months ended September 30, 2015?

Interest rates were volatile during the past 12 months, but ended lower than where they started, partly driven by periods of strong demand for longer-maturity U.S. Treasuries and other government securities. The yield on the benchmark 10-year U.S. Treasury began the period at 2.44%, moved lower through January, trended higher until late June, then generally declined over the remainder of the period. At period-end, the 10-year yield was 2.04%.

The early-period rate volatility was not surprising, given that the Federal Reserve had just ended its bond-buying program in October 2014 and the European Central Bank [ECB] officially announced its version of quantitative easing in January 2015. Market volatility was further fueled at various points during the period by unsteady commodity prices, uncertainty about the timing of a Fed rate increase, and concern about weak economic data overseas.

Uncertainty over Greece’s ability to secure a deal with its international creditors caused broad swings in global financial markets in June, and bonds suffered across the board. The negative effects caused by this lack of clarity lingered until August when eurozone finance ministers approved an €86 billion [$96 billion] bailout package for Greece.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/15. See pages 4 and 12–13 for additional fund performance information. Index descriptions can be found on pages 14–15.

Master Intermediate Income Trust	5

The bailout marked the end of six months of turbulent negotiations between the country and its creditors, other eurozone countries, and the International Monetary Fund.

We saw a broad retreat from risk assets during the final three months of the period, resulting from concerns about the pace of growth in China and elsewhere overseas. China surprised the financial markets with its mid-August decision to weaken the yuan. Uncertainty about the strength of demand from the world’s second-largest economy and biggest importer of raw materials deepened a selloff in commodities. Investor anxieties were compounded in September when the Fed opted not to raise its target for short-term interest rates, citing concerns about the potential impact of international developments on U.S. economic growth.

Within what turned out to be a relatively risk-averse environment overall, U.S. government bonds generated the best returns while high-yield bonds, emerging-market debt, and other areas of the global markets carrying greater risk fared the worst.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

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The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

It’s important to point out that a substantial portion of the fund’s benchmark is composed of U.S. Treasuries and government-agency securities, both of which were among the best-performing market sectors during the period. Our strategy of investing in a variety of out-of-benchmark sectors — such as high-yield debt and various securitized bonds — which has served the fund well over the long term, did not work as well during the annual reporting period. That said, our biggest overall detractor was the fund’s interest-rate and yield-curve positioning in the United States. The portfolio was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 9/30/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Master Intermediate Income Trust	7

sensitivity — that was moderately negative. Unfortunately, because rates generally moved lower during the period, this positioning worked against the fund’s performance.

Outside the United States, a swap with a long-duration position in Germany, combined with an allocation to Greek government debt, also hampered performance. Greek bonds rallied strongly during the latter months of the period following the approval of the country’s bailout package, but that late-period surge was not enough to fully offset the earlier underperformance of these holdings. Our long-duration German exposure hurt results in April and May when rates were rising in that country.

Elsewhere, holdings of high-yield bonds also weighed on the fund’s results. This asset class struggled due to concerns about declining prices for oil and other commodities, slowing growth in China potentially affecting the U.S. economy, uncertainty about Fed monetary policy, and the general risk-off sentiment during much of the period.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Cash positions may represent collateral used to cover certain derivative contracts.

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Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], modestly detracted. In January, the Obama administration announced that the Federal Housing Administration would reduce the annual mortgage insurance premiums it charges to borrowers making small down payments. Investors reacted to this development by pricing in the possibility of faster mortgage prepayment speeds, which dampened the returns of existing prepayment-sensitive mortgage-backed securities. What’s more, this announcement came as Treasury yields were sharply declining, compounding the negatives for IO CMOs.

IO CMOs rebounded as interest rates rose in May and June, then traded lower again during the final three months of the period. Even though mortgage refinancing activity remained subdued, IO CMO yield spreads are sensitive to interest-rate movements, and lower rates across the yield curve caused them to underperform during the latter months of the period. IO CMOs were also hurt by an overall flight from risk by investors.

Turning to the positive side, which investments aided the fund’s performance?

Our active currency strategy was the biggest contributor, as short positions in the Canadian dollar, the Norwegian krone, and the euro — all of which weakened versus the U.S. dollar — worked well and bolstered the fund’s performance.

Our mortgage credit investments, specifically positions in subordinated mezzanine commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS], were further contributors. Mezzanine CMBS benefited from supportive commercial real estate fundamentals and an improving U.S. economy. Non-agency RMBS, meanwhile,

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Master Intermediate Income Trust	9

were helped by a strengthening housing market, coupled with solid investor demand amid shrinking supply.

An allocation to emerging-market debt, specifically holdings in Argentina, also modestly helped performance. Argentina’s sovereign bonds rallied on indications that the country was close to reaching a settlement with its holdout creditors. The contribution from our Argentina position was partially offset by holdings in Venezuela, as lower commodity prices negatively affected the Venezuelan economy and sapped investor demand for the country’s bonds.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. In addition, we employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. Additionally, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. We employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to specific sectors and securities. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months, and how are you positioning the fund?

The recent and significant selloffs in asset markets around the world have raised concern that global growth is weakening. While market deterioration is unsettling, we don’t believe the recent downturns portend a slowdown in U.S. growth.

In our view, the U.S. economy is returning to a more normal expansion following years of positive but tepid growth. The nation’s gross domestic product, the broadest measure of economic output, grew at a 3.9% seasonally adjusted annual rate in the second quarter, after a paltry 0.6% pace in the first quarter. Unemployment is at its lowest level since early 2008. And recent data indicate that consumer spending, a major growth driver, is improving.

Given what we see as a normalizing growth backdrop in the United States, we think policy interest rates are too low. Consequently, we believe the Fed is likely to begin raising the federal funds rate in the near future.

In light of our expectations for stronger growth and higher U.S. interest rates, we plan to keep the portfolio’s duration modestly negative. We think the recent volatility in risk assets has created attractive entry points in various market sectors. As a result, as of period-end we were finding good opportunities in several areas of the market, including high-yield bonds and mezzanine CMBS. Additionally, we continued to find prepayment risk attractive, given the prospect of higher interest rates, and were seeking opportunities in IO CMOs.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary

10	Master Intermediate Income Trust

in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Kevin F. Murphy, Michael V. Salm, and Paul D. Scanlon, CFA.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Master Intermediate Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2015, the end of its most recent fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 9/30/15

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	6.25%	6.08%

10 years	55.21	63.31
Annual average	4.49	5.03

5 years	17.76	0.02
Annual average	3.32	0.00

3 years	9.97	4.93
Annual average	3.22	1.62

1 year	–5.62	–4.37

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 9/30/15

		Citigroup
	Barclays	Non-U.S. World		Lipper Closed-end
	Government/Credit	Government	JPMorgan Global	General Bond Funds
	Bond Index	Bond Index	High Yield Index†	category average*

Annual average
Life of fund (Since 4/29/88)	6.66%	5.41%	—	7.04%

10 years	56.94	33.31	102.91%	97.68
Annual average	4.61	2.92	7.33	6.70

5 years	16.46	–6.41	35.44	40.29
Annual average	3.09	–1.32	6.25	6.74

3 years	4.83	–13.14	10.33	15.55
Annual average	1.59	–4.59	3.33	4.85

1 year	2.73	–7.01	–4.23	–1.04

Index and Lipper results should be compared with fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/15, there were 28, 22, 19, 17, and 4 funds, respectively, in this Lipper category.

† The JPMorgan Global High Yield Index was introduced on 12/31/93, which post-dates the fund’s inception.

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Fund price and distribution information For the 12-month period ended 9/30/15

Distributions

Number	12

Income	$0.312000

Capital gains	—

Total	$0.312000

Share value	NAV	Market price

9/30/14	$5.65	$5.03

9/30/15	$5.03	$4.51

Current rate (end of period)	NAV	Market price

Current dividend rate*	6.20%	6.92%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Master Intermediate Income Trust	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Citigroup Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States.

JPMorgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global

14	Master Intermediate Income Trust

high-yield corporate debt market, including domestic (U.S.) and international (non-U.S.) issues. International issues are composed of both developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2015, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2015, up to 10% of the fund’s common shares outstanding as of October 7, 2015.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2015, Putnam employees had approximately $476,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Master Intermediate Income Trust	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

Master Intermediate Income Trust	17

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18	Master Intermediate Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2015, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2015, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 19, 2015 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2015. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

Master Intermediate Income Trust	19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses as of December 31, 2014 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2014 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability

20	Master Intermediate Income Trust

of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2014 was a year of strong competitive performance for many of the Putnam funds, with generally strong results for the U.S. equity, money market and global asset allocation funds, but relatively mixed results for the international and global equity and fixed income funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were recognized by Barron’s as the sixth-best performing mutual fund complex for the five-year period ended December 31, 2014. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2014 and considered information provided by Putnam Management regarding

Master Intermediate Income Trust	21

the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2014 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	3rd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2014, there were 28, 22 and 18 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year and five-year periods ended December 31, 2014 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s positioning to take advantage of flat or rising interest rates in the United States at a time when interest rates continued to decline, as well as the fund’s exposure to Greek bonds, which declined during the period as concerns about the country’s political stability resurfaced. The Trustees also noted Putnam Management’s view that the fund’s underperformance over the five-year period was attributable largely to its relative emphasis on shorter duration investments in 2011 (which reduced the fund’s sensitivity to interest rate changes but detracted from performance).

The Trustees observed that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns

22	Master Intermediate Income Trust

about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

Master Intermediate Income Trust	23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24	Master Intermediate Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Master Intermediate Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Master Intermediate Income Trust (the fund), including the fund’s portfolio, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Master Intermediate Income Trust as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 12, 2015

Master Intermediate Income Trust	25

The fund’s portfolio 9/30/15

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (86.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.4%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, October 1, 2045	$9,000,000	$9,427,500

		9,427,500
U.S. Government Agency Mortgage Obligations (82.7%)
Federal National Mortgage Association Pass-Through Certificates
5 1/2s, TBA, October 1, 2045	3,000,000	3,351,563
4 1/2s, TBA, November 1, 2045	3,000,000	3,248,438
4 1/2s, TBA, October 1, 2045	3,000,000	3,252,188
4s, TBA, November 1, 2045	1,000,000	1,063,750
4s, TBA, October 1, 2045	1,000,000	1,066,563
3 1/2s, TBA, November 1, 2045	22,000,000	22,866,250
3 1/2s, TBA, October 1, 2045	30,000,000	31,289,064
3s, TBA, November 1, 2045	81,000,000	81,772,031
3s, TBA, October 1, 2045	81,000,000	82,075,777

		229,985,624

Total U.S. government and agency mortgage obligations (cost $238,463,986)		$239,413,124

MORTGAGE-BACKED SECURITIES (48.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (16.1%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.774s, 2032	$181,184	$260,322
IFB Ser. 3408, Class EK, 24.962s, 2037	71,144	111,947
IFB Ser. 2979, Class AS, 23.516s, 2034	13,083	14,865
IFB Ser. 3072, Class SM, 23.039s, 2035	115,122	173,133
IFB Ser. 3072, Class SB, 22.893s, 2035	103,130	154,520
IFB Ser. 3249, Class PS, 21.593s, 2036	74,779	110,130
IFB Ser. 319, Class S2, IO, 5.793s, 2043	1,388,714	353,469
Ser. 4122, Class TI, IO, 4 1/2s, 2042	2,117,956	407,495
Ser. 4000, Class PI, IO, 4 1/2s, 2042	1,149,023	201,309
Ser. 4462, IO, 4s, 2045	1,846,232	360,440
Ser. 4462, Class KI, IO, 4s, 2045	5,766,153	1,057,513
Ser. 4193, Class PI, IO, 4s, 2043	2,731,995	442,430
Ser. 4062, Class DI, IO, 4s, 2039	5,762,666	668,408
Ser. 304, Class C53, IO, 4s, 2032	1,457,770	240,197
Ser. 303, Class C19, IO, 3 1/2s, 2043	5,184,836	1,019,245
Ser. 304, Class C22, IO, 3 1/2s, 2042	1,859,601	364,050
Ser. 4122, Class AI, IO, 3 1/2s, 2042	3,472,857	462,911
Ser. 4122, Class CI, IO, 3 1/2s, 2042	3,171,364	422,724
Ser. 4105, Class HI, IO, 3 1/2s, 2041	1,613,959	220,273
Ser. 4379, Class CI, 3 1/2s, 2033	4,050,727	519,182
Ser. 304, IO, 3 1/2s, 2027	2,806,520	309,896
Ser. 304, Class C37, IO, 3 1/2s, 2027	2,079,355	223,822
Ser. 4165, Class TI, IO, 3s, 2042	6,944,866	835,467
Ser. 4183, Class MI, IO, 3s, 2042	2,942,331	349,549
Ser. 4210, Class PI, IO, 3s, 2041	2,100,919	194,909
Ser. 4437, Class DI, IO, 3s, 2032	3,740,138	408,460

26	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 304, Class C45, IO, 3s, 2027	$2,620,465	$273,673
FRB Ser. T-57, Class 1AX, IO, 0.384s, 2043	2,010,368	21,561
Ser. 3326, Class WF, zero %, 2035	1,594	1,315

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.737s, 2036	115,467	226,054
IFB Ser. 07-53, Class SP, 23.489s, 2037	97,267	152,450
IFB Ser. 08-24, Class SP, 22.572s, 2038	97,350	143,037
IFB Ser. 05-75, Class GS, 19.668s, 2035	82,879	115,324
IFB Ser. 05-83, Class QP, 16.89s, 2034	126,277	166,880
IFB Ser. 13-41, Class SP, IO, 6.006s, 2040	1,378,602	193,225
IFB Ser. 13-18, Class SB, IO, 5.956s, 2041	1,664,410	273,296
IFB Ser. 13-128, Class CS, IO, 5.706s, 2043	3,113,993	784,944
Ser. 374, Class 6, IO, 5 1/2s, 2036	191,627	33,447
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.194s, 2025	286,000	283,432
Ser. 12-132, Class PI, IO, 5s, 2042	2,686,795	515,300
Ser. 10-13, Class EI, IO, 5s, 2038	2,446	4
Ser. 378, Class 19, IO, 5s, 2035	578,726	112,852
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
4.744s, 2025	313,000	310,903
Ser. 12-127, Class BI, IO, 4 1/2s, 2042	821,351	192,828
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	5,997,629	950,744
Ser. 409, Class 81, IO, 4 1/2s, 2040	2,847,377	530,250
Ser. 409, Class 82, IO, 4 1/2s, 2040	3,050,361	569,856
Ser. 366, Class 22, IO, 4 1/2s, 2035	194,264	11,873
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,131,700	137,773
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.194s, 2025	853,000	812,632
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.194s, 2025	325,000	310,589
Ser. 418, Class C24, IO, 4s, 2043	2,449,193	503,692
Ser. 13-41, Class IP, IO, 4s, 2043	2,130,575	360,110
Ser. 13-44, Class PI, IO, 4s, 2043	2,074,594	309,811
Ser. 13-60, Class IP, IO, 4s, 2042	1,570,561	261,687
Ser. 12-96, Class PI, IO, 4s, 2041	1,545,480	242,563
Ser. 406, Class 2, IO, 4s, 2041	1,306,542	232,564
Ser. 406, Class 1, IO, 4s, 2041	924,307	169,425
Ser. 409, Class C16, IO, 4s, 2040	2,028,504	363,189
Ser. 418, Class C15, IO, 3 1/2s, 2043	5,393,454	1,076,478
Ser. 12-145, Class TI, IO, 3s, 2042	3,276,636	315,540
Ser. 13-35, Class IP, IO, 3s, 2042	2,757,201	291,768
Ser. 13-53, Class JI, IO, 3s, 2041	2,317,881	274,020
Ser. 13-23, Class PI, IO, 3s, 2041	2,575,914	221,864
FRB Ser. 03-W10, Class 1, IO, 0.858s, 2043	377,642	9,441
Ser. 99-51, Class N, PO, zero %, 2029	14,303	12,873

Master Intermediate Income Trust	27

MORTGAGE-BACKED SECURITIES (48.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 13-129, Class SN, IO, 5.934s, 2043	$1,196,158	$221,158
IFB Ser. 12-77, Class MS, IO, 5.884s, 2042	1,447,089	376,229
IFB Ser. 11-70, Class SM, IO, 5.681s, 2041	2,024,257	363,577
IFB Ser. 11-70, Class SH, IO, 5.681s, 2041	2,149,106	393,351
Ser. 14-36, Class WI, IO, 5 1/2s, 2044	2,132,628	465,297
Ser. 14-122, Class IC, IO, 5s, 2044	1,718,278	335,837
Ser. 13-22, Class IE, IO, 5s, 2043	2,032,152	386,485
Ser. 13-22, Class OI, IO, 5s, 2043	1,910,931	362,511
Ser. 13-3, Class IT, IO, 5s, 2043	1,707,954	324,103
Ser. 13-6, Class IC, IO, 5s, 2043	1,484,275	293,159
Ser. 12-146, IO, 5s, 2042	1,499,402	301,920
Ser. 13-6, Class CI, IO, 5s, 2042	1,100,623	204,859
Ser. 13-130, Class IB, IO, 5s, 2040	1,237,361	117,641
Ser. 13-16, Class IB, IO, 5s, 2040	1,377,958	76,955
Ser. 11-41, Class BI, IO, 5s, 2040	846,110	73,495
Ser. 10-35, Class UI, IO, 5s, 2040	870,985	165,951
Ser. 10-20, Class UI, IO, 5s, 2040	1,636,830	295,448
Ser. 10-9, Class UI, IO, 5s, 2040	7,328,340	1,389,842
Ser. 09-121, Class UI, IO, 5s, 2039	3,470,819	683,821
Ser. 15-79, Class GI, IO, 5s, 2039	1,398,345	284,913
Ser. 13-34, Class IH, IO, 4 1/2s, 2043	3,138,405	565,111
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	1,096,506	196,395
Ser. 14-108, Class IP, IO, 4 1/2s, 2042	720,457	115,842
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	581,209	38,418
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	204,073	27,766
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	3,071,679	540,646
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	2,894,522	494,940
Ser. 13-151, Class IB, IO, 4 1/2s, 2040	3,185,825	554,334
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	1,957,079	333,300
Ser. 09-121, Class BI, IO, 4 1/2s, 2039	1,270,822	296,013
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	694,038	70,556
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	2,238,979	203,635
Ser. 10-98, Class PI, IO, 4 1/2s, 2037	725,056	38,493
Ser. 15-53, Class MI, IO, 4s, 2045	3,034,627	700,067
Ser. 15-40, IO, 4s, 2045	3,403,537	824,235
Ser. 14-174, IO, 4s, 2044	2,561,933	505,423
Ser. 14-4, Class IC, IO, 4s, 2044	1,610,118	303,829
Ser. 13-165, Class IL, IO, 4s, 2043	1,281,297	220,050
Ser. 12-56, Class IB, IO, 4s, 2042	1,253,945	215,223
Ser. 12-47, Class CI, IO, 4s, 2042	3,108,787	524,829
Ser. 12-41, Class IP, IO, 4s, 2041	3,537,875	610,202
Ser. 13-76, IO, 3 1/2s, 2043	5,679,113	716,931
Ser. 13-28, IO, 3 1/2s, 2043	1,826,104	241,317
Ser. 13-54, Class JI, IO, 3 1/2s, 2043	2,687,940	365,318
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	3,864,644	507,003
Ser. 13-14, IO, 3 1/2s, 2042	5,491,829	721,462
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	2,881,288	394,506

28	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-140, Class IC, IO, 3 1/2s, 2042	$3,216,311	$652,834
Ser. 12-113, Class ID, IO, 3 1/2s, 2042	1,700,042	364,268
Ser. 15-52, Class KI, IO, 3 1/2s, 2040	5,713,186	845,152
Ser. 15-96, Class NI, IO, 3 1/2s, 2039	3,048,859	408,852
Ser. 15-124, Class DI, IO, 3 1/2s, 2038	2,711,000	443,926
Ser. 14-44, Class IA, IO, 3 1/2s, 2028	4,112,869	467,757
Ser. 15-H20, Class CI, IO, 2.251s, 2065	5,528,898	675,562
Ser. 15-H15, Class BI, IO, 2.208s, 2065	3,454,659	438,310
Ser. 15-H20, Class AI, IO, 1.833s, 2065	5,389,100	649,225
FRB Ser. 15-H08, Class CI, IO, 1.792s, 2065	3,027,073	354,735
Ser. 13-H08, Class CI, IO, 1.667s, 2063	5,702,641	463,340
Ser. 06-36, Class OD, PO, zero %, 2036	4,002	3,464

		44,865,754
Commercial mortgage-backed securities (19.5%)
Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ,
5.695s, 2046	918,000	924,348

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.499s, 2051	69,718,877	461,748

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-5, Class D, 5.695s, 2045	600,000	600,693

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
Ser. 01-1, Class K, 6 1/8s, 2036	20,353	20,058

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566s, 2045	1,335,000	1,326,869
Ser. 05-PWR7, Class D, 5.304s, 2041	441,000	440,356
Ser. 05-PWR7, Class B, 5.214s, 2041	697,000	696,303
Ser. 05-PWR9, Class C, 5.055s, 2042	401,000	401,000

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.603s, 2039	850,000	848,198
FRB Ser. 06-PW14, Class XW, IO, 0.837s, 2038	16,232,415	52,755

CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.325s, 2044	507,000	493,856
FRB Ser. 07-CD5, Class XS, IO, 0.284s, 2044	24,846,461	62,895

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.76s, 2047	409,000	428,415
FRB Ser. 11-C2, Class F, 5 1/4s, 2047	900,000	877,456

Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ,
5.482s, 2049	301,000	296,182

Citigroup Commercial Mortgage Trust 144A FRB Ser. 13-GC11,
Class D, 4.604s, 2046	207,000	194,703

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.959s, 2046	1,443,000	1,465,499

COMM Mortgage Trust
FRB Ser. 07-C9, Class F, 5.989s, 2049	962,000	963,055
Ser. 06-C8, Class AJ, 5.377s, 2046	1,374,000	1,369,891

Master Intermediate Income Trust	29

MORTGAGE-BACKED SECURITIES (48.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust 144A
FRB Ser. 12-LC4, Class D, 5.82s, 2044	$145,000	$149,568
FRB Ser. 13-CR11, Class D, 5.338s, 2046	290,000	283,432
FRB Ser. 13-LC6, Class D, 4.429s, 2046	182,000	170,237
Ser. 12-LC4, Class E, 4 1/4s, 2044	392,000	352,251
Ser. 13-LC13, Class E, 3.719s, 2046	574,000	436,253
Ser. 14-CR18, Class E, 3.6s, 2047	592,000	433,746
FRB Ser. 07-C9, Class AJFL, 0.893s, 2049	241,000	236,472

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5,
Class AX, IO, 0.918s, 2039	19,980,334	113,694

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038 (Cayman Islands)	633,282	316,641

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.945s, 2050	356,000	304,118

DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.582s, 2044	144,000	151,945

FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1,
Class X, IO, 0.966s, 2020	2,013,537	30,767

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class D,
4.986s, 2042	803,000	803,633

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.678s, 2048	2,843,000	2,693,743

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.464s, 2044	865,000	867,163

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965s, 2041	236,036	236,553

GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 04-C3, Class X1, IO, 1.057s, 2041	4,647,962	108,054

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.558s, 2046	407,000	382,043
FRB Ser. 05-GG4, Class XC, IO, 0.713s, 2039	5,759,939	24,768

GS Mortgage Securities Trust 144A
FRB Ser. 13-GC16, Class E, 5.493s, 2046	662,000	633,347
FRB Ser. 14-GC18, Class D, 5.113s, 2047	1,440,000	1,321,579
Ser. 11-GC3, Class E, 5s, 2044	577,000	552,405

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class E, 4.47s, 2047	407,000	331,812
FRB Ser. 14-C25, Class D, 4.098s, 2047	988,000	840,998
Ser. 14-C25, Class E, 3.332s, 2047	788,000	558,928

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.279s, 2051	965,500	989,329
FRB Ser. 06-LDP6, Class B, 5.749s, 2043	793,000	789,907
Ser. 06-LDP8, Class B, 5.52s, 2045	199,000	198,449
FRB Ser. 05-LDP2, Class E, 4.981s, 2042	847,000	848,800

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.379s, 2051	488,000	496,874
FRB Ser. 07-CB20, Class C, 6.379s, 2051	410,000	391,575
FRB Ser. 11-C3, Class F, 5.734s, 2046	410,000	425,398
FRB Ser. 13-C13, Class D, 4.191s, 2046	235,000	217,041
Ser. 13-C13, Class E, 3.986s, 2046	763,000	629,310

30	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
Ser. 13-C10, Class E, 3 1/2s, 2047	$808,000	$651,490
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	541,000	432,800
FRB Ser. 07-CB20, Class X1, IO, 0.455s, 2051	46,647,485	263,885

LB Commercial Mortgage Trust 144A Ser. 99-C1, Class G,
6.41s, 2031 F	318,695	334,603

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.953s, 2039	1,837,000	1,838,653
Ser. 06-C3, Class AJ, 5.72s, 2039	470,000	471,875
Ser. 06-C6, Class E, 5.541s, 2039	750,000	747,308
FRB Ser. 06-C6, Class C, 5.482s, 2039	1,200,000	1,140,000

LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6,
Class XCL, IO, 0.855s, 2039	17,344,158	99,295

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3 1/2s, 2048	443,000	387,147

Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS,
IO, zero %, 2028	6,781	—

Merrill Lynch Mortgage Trust FRB Ser. 08-C1, Class AJ,
6.475s, 2051	184,000	198,816

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 9.001s, 2037	49,598	3,164
FRB Ser. 07-C5, Class X, IO, 5.894s, 2049	1,037,317	116,698

ML-CFC Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	1,020,000	1,024,141
Ser. 06-4, Class AJ, 5.239s, 2049	402,000	403,045

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147s, 2049	388,000	384,857

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.855s, 2047	433,000	404,423
FRB Ser. 13-C10, Class E, 4.218s, 2046	523,000	451,088
Ser. 14-C17, Class E, 3 1/2s, 2047	723,000	525,169
Ser. 15-C24, Class D, 3.257s, 2048	484,000	362,540
Ser. 14-C19, Class D, 3 1/4s, 2047	550,000	448,621

Morgan Stanley Capital I Trust
Ser. 06-HQ9, Class C, 5.842s, 2044	1,100,000	1,123,533
FRB Ser. 06-HQ8, Class D, 5.667s, 2044	598,000	596,397
Ser. 07-HQ11, Class C, 5.558s, 2044	1,102,000	1,101,350

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F,
6.461s, 2043	369,000	365,052

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR,
Class F7, 6s, 2039	1,040,028	950,981

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	878,020	880,215

STRIPS III, Ltd. 144A FRB Ser. 03-1A, Class N, 5s, 2018
(Cayman Islands)	193,000	38,600

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	585,741	146,435

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 13-C6,
Class D, 4.494s, 2046	613,000	583,116

Master Intermediate Income Trust	31

MORTGAGE-BACKED SECURITIES (48.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	$1,877,000	$1,875,498
FRB Ser. 06-C25, Class AJ, 5.9s, 2043	377,000	382,768
FRB Ser. 07-C34, IO, 0.459s, 2046	13,811,621	103,587

Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 12-LC5, Class E, 4.936s, 2045	462,000	420,882
FRB Ser. 13-LC12, Class D, 4.435s, 2046	288,000	277,424
Ser. 14-LC18, Class D, 3.957s, 2047	756,000	632,200

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 14-C19, Class E, 5.137s, 2047	1,219,000	1,019,058
Ser. 12-C6, Class E, 5s, 2045	534,000	489,139
Ser. 12-C7, Class F, 4 1/2s, 2045	2,524,000	2,316,022
Ser. 14-C19, Class D, 4.234s, 2047	681,000	606,582
Ser. 13-C12, Class E, 3 1/2s, 2048	510,000	408,952

		54,252,522
Residential mortgage-backed securities (non-agency) (12.5%)
APS Resecuritization Trust 144A FRB Ser. 15-1, Class 2M,
0.342s, 2054	400,000	308,034

Banc of America Funding Trust FRB Ser. 14-R7, Class 3A2,
2.651s, 2036	127,672	101,001

BCAP, LLC Trust
FRB Ser. 15-RR5, Class 2A3, 1.253s, 2046	620,000	479,186
FRB Ser. 12-RR5, Class 4A8, 0.369s, 2035	375,000	344,938

BCAP, LLC Trust 144A
FRB Ser. 12-RR2, Class 5A12, 5.915s, 2036	575,000	547,981
FRB Ser. 13-RR1, Class 9A4, 5.499s, 2036	193,286	195,414
FRB Ser. 11-RR2, Class 2A7, 2.775s, 2036	2,322,747	1,614,309
FRB Ser. 09-RR11, Class 2A2, 2.66s, 2035	850,000	760,750
FRB Ser. 11-RR3, Class 3A6, 2.249s, 2036	1,254,506	689,978
FRB Ser. 10-RR7, Class 1610, 0.883s, 2047	485,091	290,424
FRB Ser. 15-RR3, Class 5A3, 0.399s, 2046	500,000	350,940

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.119s, 2034	447,546	433,600

Bear Stearns Asset Backed Securities I Trust
FRB Ser. 04-FR3, Class M6, 5.069s, 2034	43,061	24,555
FRB Ser. 06-HE2, Class M1, 0.594s, 2036 F	1,000,000	850,938

Bear Stearns Asset Backed Securities Trust FRB Ser. 06-SD1,
Class M2, 1.694s, 2036 F	717,000	585,924

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.489s,
2025 (Bermuda)	484,000	484,605

Citigroup Mortgage Loan Trust 144A FRB Ser. 12-4, Class 3A2,
2.65s, 2036	617,457	546,480

Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A3, 1.759s, 2035	939,631	809,506
FRB Ser. 05-38, Class A1, 1.699s, 2035	665,175	603,248
FRB Ser. 05-27, Class 1A2, 1.599s, 2035	1,473,615	1,333,537
FRB Ser. 05-27, Class 2A1, 1.549s, 2035	1,013,347	827,384
FRB Ser. 05-38, Class A3, 0.544s, 2035	1,573,665	1,358,387
FRB Ser. 05-59, Class 1A1, 0.526s, 2035	842,189	673,440
FRB Ser. 06-OC2, Class 2A3, 0.484s, 2036	501,423	448,773

32	Master Intermediate Income Trust

MORTGAGE-BACKED SECURITIES (48.1%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
CSMC Trust 144A
FRB Ser. 10-18R, Class 6A4, 2.874s, 2036		$2,000,000	$1,796,089
FRB Ser. 09-13R, Class 3A2, 2.249s, 2036		1,039,427	618,459

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DN1,
Class B, 11.694s, 2025		999,168	1,146,166
Structured Agency Credit Risk Debt Notes FRB Ser. 15-DNA1,
Class B, 9.394s, 2027		590,000	685,056
Structured Agency Credit Risk Debt Notes Ser. 15-DNA2,
Class B, 7.737s, 2027		726,000	733,478

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.07s, 2043 (United Kingdom)	GBP	384,009	585,529
FRB Ser. 03-2, Class 2C1, 2.852s, 2043 (United Kingdom)	EUR	1,028,000	1,150,355

GSAA Trust FRB Ser. 05-4, Class M2, 0.894s, 2035		$1,000,000	796,169

GSAMP Trust FRB Ser. 06-NC1, Class M1, 0.554s, 2036		500,000	355,000

JPMorgan Mortgage Acquisition Trust FRB Ser. 06-CH1,
Class M3, 0.514s, 2036		850,000	584,120

MortgageIT Trust
FRB Ser. 05-3, Class M2, 0.724s, 2035		322,436	285,135
FRB Ser. 05-5, Class M1, 0.644s, 2035		335,545	280,331
FRB Ser. 05-3, Class A2, 0.544s, 2035		376,568	337,028

Nationstar HECM Loan Trust 144A Ser. 15-1A, Class A,
3.844s, 2018		298,918	300,975

Nomura Resecuritization Trust 144A
FRB Ser. 10-6RA, Class 1A6, 2.65s, 2036		622,112	573,121
FRB Ser. 15-4R, Class 1A14, 0.404s, 2047		500,000	288,750

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR11, Class A1C3, 0.704s, 2045		1,421,162	1,242,907
FRB Ser. 05-AR19, Class A1C3, 0.694s, 2045		1,979,235	1,741,727
FRB Ser. 05-AR13, Class A1C3, 0.684s, 2045		3,274,633	2,811,458
FRB Ser. 05-AR8, Class 2AC2, 0.654s, 2045		938,191	825,507
FRB Ser. 05-AR11, Class A1C4, 0.634s, 2045		723,186	638,175
FRB Ser. 05-AR13, Class A1B2, 0.624s, 2045		674,773	603,652
FRB Ser. 05-AR17, Class A1B2, 0.604s, 2045		638,285	552,117
FRB Ser. 05-AR19, Class A1C4, 0.594s, 2045		540,324	473,000
FRB Ser. 05-AR8, Class 2AC3, 0.584s, 2045		330,597	289,182
FRB Ser. 05-AR6, Class 2A1C, 0.534s, 2045		297,765	266,499

			34,623,317

Total mortgage-backed securities (cost $131,723,374)			$133,741,593

CORPORATE BONDS AND NOTES (33.2%)*		Principal amount	Value

Basic materials (3.1%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023		$233,000	$219,603

ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)		357,000	386,453

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)		86,000	69,660

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023		70,000	72,800

Master Intermediate Income Trust	33

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Basic materials cont.
Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	$298,000	$308,430

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	110,000	109,863

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	150,000	141,375

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	185,000	186,619

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	490,000	445,900

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	200,000	197,500

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	65,000	42,738

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	109,000	73,303

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	211,000	197,021

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	165,000	164,175

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	39,000	34,238

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)	238,000	147,560

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	298,000	309,920

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	153,000	172,890

Hexion, Inc. company guaranty sr. notes 6 5/8s, 2020	137,000	116,450

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	390,000	311,025

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	240,000	208,536

Huntsman International, LLC 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	112,000	96,040

INEOS Group Holdings SA 144A company guaranty sr. unsec.
notes 6 1/8s, 2018 (Luxembourg)	200,000	187,000

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	265,000	278,581

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	190,000	129,200

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	229,000	237,588

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	262,000	264,620

Momentive Performance Materials, Inc. company guaranty sr.
notes 3.88s, 2021	189,000	145,530

Momentive Performance Materials, Inc. escrow company
guaranty sr. notes 8 7/8s, 2020 F	189,000	2

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	80,000	65,600

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	140,000	138,600

NOVA Chemicals Corp. 144A sr. unsec. notes 5s, 2025 (Canada)	40,000	37,600

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	324,000	311,915

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	105,000	99,488

34	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Basic materials cont.
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	$400,000	$410,000

Platform Specialty Products Corp. 144A sr. unsec. notes
6 1/2s, 2022	156,000	134,160

PQ Corp. 144A sr. notes 8 3/4s, 2018	90,000	90,563

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	98,000	105,350

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	233,000	207,953

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	45,000	45,675

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	124,000	135,780

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	110,000	109,588

Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	75,000	73,500

Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	54,000	53,393

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	119,000	144,883

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	125,000	122,813

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	40,000	40,900

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	50,000	45,844

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	20,000	18,300

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/8s, 2021	30,000	28,425

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	131,000	121,830

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	73,000	62,415

Univar, Inc. 144A sr. unsec. notes 6 3/4s, 2023	126,000	116,865

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	125,000	130,000

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	115,000	114,713

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	55,000	51,013

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	203,000	198,940

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	240,000	237,000

		8,707,726
Capital goods (2.2%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	485,000	483,788

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	419,000	460,900

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2024	120,000	116,700

Amstead Industries, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022	215,000	211,775

Master Intermediate Income Trust	35

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Capital goods cont.
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)		$136,000	$137,360

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024		255,000	235,875

Berry Plastics Corp. company guaranty notes 5 1/2s, 2022		105,000	102,113

Berry Plastics Corp. company guaranty unsub. notes
5 1/8s, 2023		67,000	63,148

Berry Plastics Escrow, LLC/Berry Plastics Escrow Corp. 144A
notes 6s, 2022 ##		70,000	70,175

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		60,000	51,300

Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)		56,000	42,000

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		235,000	253,800

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		105,000	106,050

Gates Global, LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022		364,000	294,840

Huntington Ingalls Industries, Inc. 144A company guaranty sr.
unsec. notes 5s, 2021		185,000	188,700

KION Finance SA 144A sr. unsub. notes 6 3/4s,
2020 (Luxembourg)	EUR	100,000	116,210

KLX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 7/8s, 2022		$258,000	250,985

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		286,000	303,875

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		215,000	177,375

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022		235,000	235,000

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023		160,000	141,200

Oshkosh Corp. company guaranty sr. sub. unsec. notes
5 3/8s, 2025		95,000	94,525

Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022		402,000	408,030

Owens-Brockway Glass Container, Inc. 144A company guaranty
sr. unsec. notes 5 3/8s, 2025		78,000	74,880

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018		269,000	278,415

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		295,000	294,263

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021		282,000	272,835

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021		45,000	46,913

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2024		340,000	319,549

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025		235,000	215,319

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022		150,000	141,750

			6,189,648

36	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Communication services (3.9%)
Altice Financing SA 144A company guaranty sr. notes 6 5/8s,
2023 (Luxembourg)	$200,000	$192,500

Altice SA 144A company guaranty sr. notes 7 3/4s,
2022 (Luxembourg)	480,000	438,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	265,000	276,263

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	150,000	133,500

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	99,000	99,495

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	198,000	185,625

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	362,000	332,135

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	152,000	133,000

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	40,000	37,225

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021	5,000	4,403

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	306,000	323,656

Crown Castle International Corp. sr. unsec. unsub. notes
4 7/8s, 2022 R	85,000	87,975

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	109,000	85,974

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	120,000	106,500

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	200,000	180,000

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024	132,000	112,118

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4 1/4s, 2018	238,000	231,158

Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	80,000	66,600

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	50,000	41,750

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	151,000	146,093

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	197,000	192,075

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	63,000	61,740

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	80,000	62,400

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	140,000	129,150

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
8 1/8s, 2023 (Luxembourg)	177,000	115,050

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	143,000	94,380

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
6 3/4s, 2018 (Luxembourg)	260,000	221,650

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	60,000	58,875

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	17,000	17,595

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	65,000	66,821

Master Intermediate Income Trust	37

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022		$205,000	$199,363

Numericable-SFR 144A sr. bonds 5 5/8s, 2024 (France)	EUR	100,000	110,902

Numericable-SFR SAS 144A sr. bonds 6 1/4s, 2024 (France)		$200,000	191,000

Numericable-SFR SAS 144A sr. notes 6s, 2022 (France)		600,000	576,000

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		180,000	177,750

SBA Communications Corp. sr. sub. unsec. notes 4 7/8s, 2022		181,000	177,606

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		55,000	56,650

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		105,000	87,938

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		286,000	300,100

Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023		753,000	609,459

Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021		290,000	237,438

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		282,000	278,475

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		75,000	76,313

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2025		140,000	134,400

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		206,000	203,940

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		190,000	184,775

T-Mobile USA, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023		156,000	150,540

Telenet Finance V Luxembourg SCA 144A sr. notes 6 3/4s,
2024 (Luxembourg)	EUR	295,000	354,228

Telenet Finance V Luxembourg SCA 144A sr. notes 6 1/4s,
2022 (Luxembourg)	EUR	100,000	117,746

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5 5/8s, 2023 (Germany)	EUR	94,500	110,874

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes Ser. REGS, 5 3/4s, 2023 (Germany)	EUR	100,800	117,702

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5 1/8s, 2023 (Germany)	EUR	211,500	245,044

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$363,000	355,286

Virgin Media Secured Finance PLC 144A sr. notes 6s, 2021
(United Kingdom)	GBP	211,500	323,146

West Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022		$286,000	264,193

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		391,000	393,933

Wind Acquisition Finance SA 144A company guaranty sr. notes
4s, 2020 (Luxembourg)	EUR	125,000	137,803

Wind Acquisition Finance SA 144A company guaranty sr. unsec.
bonds 7 3/8s, 2021 (Luxembourg)		$200,000	197,500

38	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Communication services cont.
Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021	$109,000	$84,475

Windstream Services, LLC company guaranty sr. unsec. unsub.
notes 6 3/8s, 2023	184,000	132,590

		10,820,875
Consumer cyclicals (5.5%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	110,000	110,550

AMC Entertainment, Inc. 144A sr. unsec. notes 5 3/4s, 2025	105,000	102,113

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	167,000	170,340

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	219,000	240,484

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	185,000	179,450

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	98,000	57,820

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023	150,000	152,250

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	235,000	232,063

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	120,000	115,800

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	180,000	191,700

Building Materials Corp. of America 144A sr. unsec. notes
5 3/8s, 2024	250,000	246,875

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	45,000	45,113

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	100,000	101,250

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	72,000	70,560

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	25,000	23,875

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	33,000	34,485

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	136,000	138,040

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	362,000	363,358

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	110,000	78,925

Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	100,000	96,250

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	399,000	401,993

Eldorado Resorts, Inc. 144A sr. unsec. notes 7s, 2023	230,000	225,975

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 3/4s, 2023	65,000	67,438

Family Tree Escrow, LLC 144A sr. unsec. unsub. notes
5 1/4s, 2020	45,000	46,143

Master Intermediate Income Trust	39

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Consumer cyclicals cont.
FCA US, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		$105,000	$111,426

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		134,000	117,920

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 7/8s, 2020		175,000	177,188

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. notes 4 3/8s, 2018		65,000	65,488

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		266,000	272,650

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	260,000	199,700

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		$362,000	367,756

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		105,000	105,263

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2021		265,000	222,666

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019		288,000	247,680

Interactive Data Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2019		42,000	42,000

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		150,000	154,500

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019		173,000	173,000

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020		31,000	27,900

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		120,000	96,000

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		332,000	307,100

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		197,000	218,916

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022		85,000	89,356

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		55,000	57,131

Lamar Media Corp. company guaranty sr. unsec. notes
5 3/8s, 2024		80,000	80,800

Lender Processing Services, Inc./Black Knight Lending
Solutions, Inc. company guaranty sr. unsec. unsub. notes
5 3/4s, 2023		161,000	171,465

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022		249,000	241,729

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019		85,000	85,935

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018		110,000	112,750

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023		80,000	81,600

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)		275,000	266,750

Media General Financing Sub, Inc. 144A sr. unsec. notes
5 7/8s, 2022		119,000	118,108

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020		175,000	180,688

40	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
MGM Resorts International company guaranty sr. unsec. notes
5 1/4s, 2020	$162,000	$159,570

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	152,000	155,420

Navistar International Corp. sr. notes 8 1/4s, 2021	184,000	147,660

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	425,000	437,750

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
notes 8s, 2021	95,000	97,850

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5 1/2s, 2021 (Luxembourg)	258,000	258,000

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	159,000	166,950

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 7/8s, 2025	135,000	137,363

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5 5/8s, 2024	199,000	201,488

Owens Corning company guaranty sr. unsec. notes 9s, 2019	92,000	109,396

Owens Corning company guaranty sr. unsec. unsub.
notes 4.2s, 2024	170,000	168,848

Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	222,000	223,943

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	192,000	192,480

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	140,000	137,200

Petco Animal Supplies, Inc. 144A company guaranty sr. unsec.
notes 9 1/4s, 2018	100,000	101,625

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	168,000	160,650

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	35,000	34,388

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	36,000	37,440

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	240,000	252,900

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	155,000	152,675

Scientific Games Corp. company guaranty sr. unsec. sub. notes
8 1/8s, 2018	54,000	50,220

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022	530,000	462,425

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020	50,000	35,875

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022	150,000	147,750

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	98,000	98,490

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	19,000	18,573

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 5/8s, 2024	218,000	198,108

Sirius XM Radio, Inc. 144A company guaranty sr. unsec.
notes 6s, 2024	142,000	142,355

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	227,000	231,540

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	20,000	20,750

Master Intermediate Income Trust	41

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021		$330,000	$330,000

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022		10,000	10,613

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		10,000	10,550

Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/4s, 2025		105,000	107,100

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021		243,000	259,403

Standard Pacific Corp. company guaranty sr. unsec. notes
5 7/8s, 2024		85,000	87,125

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		183,000	172,020

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024		70,000	66,938

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021		326,000	324,370

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		156,000	159,900

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019		4,000	4,060

TEGNA, Inc. 144A company guaranty sr. unsec. notes
4 7/8s, 2021		233,000	228,340

Thomas Cook Finance PLC 144A company guaranty sr. unsec.
bonds 6 3/4s, 2021 (United Kingdom)	EUR	350,000	405,318

Tri Pointe Holdings, Inc. sr. unsec. notes 5 7/8s, 2024		$318,000	311,640

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022		140,000	135,800

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021		89,000	92,560

			15,331,734
Consumer staples (2.2%)
Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024		200,000	199,000

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022		455,000	475,475

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		170,000	164,565

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022		70,000	67,550

BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4 5/8s, 2022 (Canada)		125,000	122,188

BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)		340,000	345,100

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023		70,000	70,175

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019		438,000	420,480

CEC Entertainment, Inc. company guaranty sr. unsec.
notes 8s, 2022		105,000	103,425

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		402,000	367,830

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023		50,000	49,875

42	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. notes
3 3/4s, 2021	$255,000	$253,088

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	90,000	98,325

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	247,000	237,120

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	123,000	122,385

Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	145,000	147,356

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	342,000	205,200

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	200,000	184,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	67,000	69,848

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	350,000	363,125

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	55,000	56,375

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	150,000	160,125

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	86,000	84,495

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	140,000	136,500

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	240,000	232,800

Rite Aid Corp. 144A company guaranty sr. unsec. notes
6 1/8s, 2023	310,000	307,675

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	334,000	354,040

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2024	137,000	131,178

United Rentals North America, Inc. company guaranty sr. unsec.
notes 5 1/2s, 2025	135,000	126,394

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	120,000	119,625

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	175,000	140,875

WhiteWave Foods Co. (The) company guaranty sr. unsec.
unsub. notes 5 3/8s, 2022	195,000	202,313

		6,118,505
Energy (6.1%)
Antero Resources Corp. company guaranty sr. unsec. notes
5 1/8s, 2022	130,000	111,800

Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	105,000	92,138

Antero Resources Finance Corp. company guaranty sr. unsec.
notes 5 3/8s, 2021	192,000	168,960

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024 (Canada)	179,000	141,410

Baytex Energy Corp. 144A company guaranty sr. unsec. notes
5 1/8s, 2021 (Canada)	18,000	14,580

California Resources Corp. company guaranty sr. unsec.
notes 6s, 2024	411,000	244,802

Master Intermediate Income Trust	43

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Energy cont.
California Resources Corp. company guaranty sr. unsec.
notes 5s, 2020	$105,000	$67,528

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	140,000	44,100

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	270,000	151,200

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	240,000	156,525

Chesapeake Energy Corp. company guaranty sr. unsec. notes
4 7/8s, 2022	91,000	59,378

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	225,000	221,063

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	193,000	183,350

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	88,000	83,820

CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	135,000	90,788

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	31,000	19,608

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	96,000	57,120

Ecopetrol SA sr. unsec. unsub. notes 5 3/8s, 2026 (Colombia)	1,390,000	1,202,350

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	130,000	38,350

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2022	150,000	125,625

Exterran Partners LP/EXLP Finance Corp. company guaranty sr.
unsec. notes 6s, 2021	65,000	54,925

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	89,000	78,120

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2023	45,000	39,814

FTS International, Inc. 144A company guaranty sr. FRN
7.837s, 2020	98,000	72,549

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)	2,055,000	2,270,775

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	83,000	81,548

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	170,000	57,800

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	357,000	107,100

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	60,000	50,100

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	150,000	157,688

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. notes 5 1/2s, 2022	45,000	43,875

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 5s, 2024	70,000	59,500

44	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Energy cont.
Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	$121,000	$41,745

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	149,000	32,780

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021	157,000	32,578

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	169,000	46,475

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019	265,000	67,575

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	80,000	4

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	225,000	67,500

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	329,000	319,130

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	105,000	96,075

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	86,000	65,790

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022	285,000	225,806

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	92,000	29,440

Paragon Offshore PLC 144A company guaranty sr. unsec. notes
6 3/4s, 2022	85,000	11,050

Paragon Offshore PLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2024	292,000	37,960

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s,
2022 (Indonesia)	925,000	878,721

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s,
2023 (Indonesia)	200,000	182,470

Petrobras Global Finance BV company guaranty sr. unsec. notes
7 7/8s, 2019 (Brazil)	390,000	321,750

Petrobras Global Finance BV company guaranty sr. unsec. notes
5 3/8s, 2021 (Brazil)	625,000	454,688

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	1,475,000	656,375

Petroleos de Venezuela SA sr. unsec. notes 5 1/8s,
2016 (Venezuela)	854,000	589,260

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	3,702,000	2,489,595

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
unsub. notes 9s, 2021 (Venezuela)	100,000	35,750

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)	1,535,000	1,737,467

Petroleos Mexicanos 144A company guaranty sr. unsec. notes
4 1/2s, 2026 (Mexico)	185,000	169,770

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. notes 5 5/8s, 2022	60,000	52,800

Rose Rock Midstream LP/Rose Rock Finance Corp. 144A
company guaranty sr. unsec. notes 5 5/8s, 2023	105,000	91,350

Master Intermediate Income Trust	45

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Energy cont.
Sabine Pass Liquefaction, LLC company guaranty sr. notes
5 5/8s, 2023		$100,000	$88,750

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022		100,000	92,750

Sabine Pass Liquefaction, LLC sr. notes 5 3/4s, 2024		100,000	89,000

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020		75,000	72,563

Samson Investment Co. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020 (In default) †		415,000	6,225

SandRidge Energy, Inc. 144A company guaranty notes
8 3/4s, 2020		205,000	124,281

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)		155,000	149,188

Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022		20,000	8,000

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		105,000	96,600

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	46,000	25,508

Tervita Corp. 144A sr. notes 8s, 2018 (Canada)		$55,000	41,250

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)		45,000	25,200

Triangle USA Petroleum Corp. 144A sr. unsec. notes
6 3/4s, 2022		30,000	12,600

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		253,000	211,255

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		465,000	402,225

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022		145,000	147,533

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 4 7/8s, 2023		249,000	229,080

			16,904,201
Financials (4.3%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022		336,000	327,600

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		565,000	641,275

Banco do Brasil SA/Cayman 144A unsec. sub. notes 5 7/8s,
2022 (Brazil)		940,000	764,925

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025		75,000	76,035

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		137,000	137,706

CIT Group, Inc. sr. unsec. notes 5s, 2023		110,000	109,450

CIT Group, Inc. sr. unsec. notes 5s, 2022		130,000	129,838

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		135,000	141,413

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		65,000	64,634

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		205,000	216,788

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		165,000	171,188

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025		195,000	197,925

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020		100,000	102,000

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		111,000	36,630

Credit Acceptance Corp. company guaranty sr. unsec. bonds
6 1/8s, 2021		344,000	338,840

46	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020	$160,000	$94,000

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	119,000	126,140

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	160,000	161,600

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
notes 8 1/8s, 2019 ‡‡	68,000	65,620

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	205,000	195,775

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022	215,000	216,344

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	15,000	16,050

iStar, Inc. sr. unsec. notes 5s, 2019 R	55,000	52,250

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	75,000	78,375

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	215,000	225,481

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020	80,000	72,800

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	213,000	176,790

Ocwen Financial Corp. 144A company guaranty sr. unsec. notes
7 1/8s, 2019	98,000	87,710

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. notes 6 3/4s, 2019	102,000	105,570

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021	118,000	120,360

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	133,000	133,000

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	50,000	45,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	245,000	232,750

Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s,
2024 (United Kingdom)	100,000	100,794

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. notes 7 3/4s, 2018 (Russia)	2,750,000	2,839,375

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	325,000	326,625

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	500,000	506,575

Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	160,000	156,400

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	590,000	592,213

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020	185,000	183,613

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	70,000	55,125

Ukreximbank Via Biz Finance PLC 144A sr. unsec. bonds 9 5/8s,
2022 (Ukraine)	200,000	175,000

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	199,000	194,771

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	979,000	1,005,570

Master Intermediate Income Trust	47

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Financials cont.
Walter Investment Management Corp. company guaranty sr.
unsec. unsub. notes 7 7/8s, 2021		$135,000	$115,425

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023		91,000	87,133

			12,000,481
Health care (2.6%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
6 1/8s, 2021		195,000	202,800

Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		85,000	83,725

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023		192,000	183,840

Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		50,000	50,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		130,000	129,350

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021		30,000	30,525

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		62,000	63,395

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022		35,000	35,742

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)		274,000	239,750

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		240,000	206,400

DPx Holdings BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)		208,000	210,080

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022		278,000	275,220

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/8s, 2023		165,000	158,606

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)		200,000	194,250

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2023 (Ireland)		200,000	197,500

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022		158,000	161,160

HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		50,000	49,500

HCA, Inc. sr. notes 6 1/2s, 2020		758,000	826,220

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		55,000	61,875

Hologic, Inc. 144A sr. unsec. notes 5 1/4s, 2022		44,000	44,440

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023		160,000	155,600

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		262,000	275,100

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)		143,000	127,985

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.95s, 2024 R		130,000	131,414

Priory Group No. 3 PLC 144A company guaranty sr. notes 7s,
2018 (United Kingdom)	GBP	208,761	322,119

Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2024		$498,000	518,543

48	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.	Principal amount	Value

Health care cont.
Service Corporation International sr. unsec. unsub. notes
5 3/8s, 2022	$278,000	$286,340

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	116,000	115,130

Teleflex, Inc. company guaranty sr. unsec. notes 5 1/4s, 2024	50,000	50,250

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	35,000	34,475

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	98,000	95,550

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	355,000	378,519

Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	231,000	243,705

Tenet Healthcare Corp. 144A company guaranty sr. FRN
3.837s, 2020	170,000	168,831

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 7s, 2020	30,000	30,600

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	30,000	29,963

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	35,000	33,250

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	85,000	80,750

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
6 1/8s, 2025	160,000	152,400

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 7/8s, 2023	179,000	170,945

Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes
5 3/8s, 2020	171,000	165,870

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	263,000	273,520

		7,245,237
Technology (1.5%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	80,000	83,500

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	107,000	49,488

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	466,000	369,305

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	121,000	116,085

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	74,000	84,083

First Data Corp. company guaranty sr. unsec. notes
11 1/4s, 2021	63,000	68,828

First Data Corp. company guaranty sr. unsec. sub. notes
11 3/4s, 2021	164,000	182,040

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	501,000	519,788

First Data Corp. 144A sr. notes 5 3/8s, 2023	165,000	163,350

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	110,000	114,950

Infor US, Inc. 144A sr. notes 5 3/4s, 2020	57,000	56,715

Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	346,000	317,455

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023 R	185,000	185,000

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	75,000	75,728

Master Intermediate Income Trust	49

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Technology cont.
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022		$185,000	$182,456

Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023		301,000	276,860

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)		335,000	324,950

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		125,000	106,250

Techem Energy Metering Service GmbH 144A sr. sub. bonds
7 7/8s, 2020 (Germany)	EUR	200,000	239,803

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6 7/8s, 2021 (Germany)	EUR	265,000	306,424

Zebra Technologies Corp. 144A sr. unsec. unsub. notes
7 1/4s, 2022		$217,000	231,105

			4,054,163
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023		205,000	186,038

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023		280,000	277,200

			463,238
Utilities and power (1.6%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025		665,000	588,525

AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021		135,000	140,063

AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023		70,000	61,250

Calpine Corp. sr. unsec. notes 5 3/4s, 2025		340,000	317,900

Calpine Corp. 144A company guaranty sr. notes 6s, 2022		45,000	46,913

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024		35,000	36,269

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6 7/8s, 2019 (Brazil)		350,000	308,000

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022		20,000	20,175

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019		428,000	429,070

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024		10,000	10,100

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022		247,000	293,449

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †		138,850	147,875

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		150,000	149,250

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023		80,000	59,050

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022		100,000	80,000

EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec.
notes 9 3/8s, 2020		389,000	334,540

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		190,000	176,700

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		45,000	41,625

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		595,000	603,181

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024		85,000	74,588

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022		170,000	174,211

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023		120,000	116,100

50	Master Intermediate Income Trust

CORPORATE BONDS AND NOTES (33.2%)* cont.		Principal amount	Value

Utilities and power cont.
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5s, 2022		$85,000	$82,990

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023		58,000	53,618

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022		199,000	191,040

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †		90,000	34,875

			4,571,357

Total corporate bonds and notes (cost $101,639,407)			$92,407,165

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (11.0%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		$2,020,000	$2,035,150

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		4,326,000	4,451,454

Argentina (Republic of) sr. unsec. unsub. notes Ser. 1, 8 3/4s,
2017 (Argentina) (In default) †		1,750,000	1,763,125

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		420,000	394,275

Brazil (Federal Republic of) unsec. notes 10s, 2017
(Brazil) (units)	BRL	1,500	365,603

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)		$725,000	703,250

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.95s,
2021 (Argentina)		848,092	797,206

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9 3/8s,
2018 (Argentina)		1,850,000	1,794,500

Chile (Republic of) notes 5 1/2s, 2020 (Chile)	CLP	170,000,000	254,191

Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		$200,000	210,000

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		225,000	234,000

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 3/8s,
2021 (Croatia)		265,000	284,969

Dominican (Republic of) 144A sr. unsec. notes 5 1/2s, 2025
(Dominican Republic)		725,000	706,875

Egypt (Government of) 144A sr. unsec. notes 5 7/8s,
2025 (Egypt)		200,000	188,500

Gabon (Republic of) 144A sr. unsec. bonds 6.95s, 2025 (Gabon)		900,000	753,750

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		203,000	201,478

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		691,585	574,016

Hellenic (Republic of) sr. unsec. bonds 4 3/4s, 2019 (Greece)	EUR	1,479,000	1,433,329

Hellenic (Republic of) sr. unsec. notes 3 3/8s, 2017 (Greece)	EUR	1,681,000	1,655,389

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2024 (Greece) ††	EUR	7,366,492	5,733,111

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3s (3.65s, 2/24/20), 2023 (Greece) ††	EUR	3,898,000	3,078,555

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		$560,000	509,600

Kenya (Republic of) 144A sr. unsec. notes 6 7/8s, 2024 (Kenya)		200,000	180,500

Master Intermediate Income Trust	51

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (11.0%)* cont.	Principal amount	Value

Russia (Federation of) 144A sr. unsec. notes 4 1/2s,
2022 (Russia)	$200,000	$200,000

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s, 2017
(Ukraine) (In default) †	1,725,000	1,363,837

Venezuela (Bolivarian Republic of) 144A sr. unsec. unsub. bonds
13 5/8s, 2018 (Venezuela)	1,285,000	655,350

Total foreign government and agency bonds and notes (cost $34,590,726)		$30,522,013

SENIOR LOANS (2.2%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	$235,676	$234,236

Asurion, LLC bank term loan FRN 8 1/2s, 2021	139,000	125,065

Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	70,949	67,468

Asurion, LLC bank term loan FRN Ser. B4, 5s, 2022	84,788	80,204

Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	66,781	63,609

Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	136,799	111,491

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	222,445	171,839

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11s, 2017	851,175	792,049

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 11 1/2s, 2017	69,650	62,903

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	256,750	224,014

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	146,765	142,240

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	104,467	103,248

Dell International, LLC bank term loan FRN Ser. B2, 4s, 2020	63,258	63,036

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B5, 5s, 2021	289,100	289,020

Gates Global, LLC/Gates Global Co. bank term loan FRN
4 1/4s, 2021	92,701	87,776

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	209,764	135,734

Grifols Worldwide Operations USA, Inc. bank term loan FRN
3.198s, 2021	221,625	221,371

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.948s, 2019	323,000	267,081

Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	58,567	56,722

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	426,519	424,843

Jeld-Wen, Inc. bank term loan FRN Ser. B, 5s, 2022	105,000	104,650

Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	75,000	74,422

Level 3 Financing, Inc. bank term loan FRN Ser. B2, 3 1/2s, 2022	130,000	128,998

Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	83,938	83,413

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	165,000	160,669

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4 1/4s, 2020	284,810	278,466

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	79,000	77,815

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	118,500	116,456

Restaurant Brands International, Inc. bank term loan FRN Ser. B,
3 3/4s, 2021 (Canada)	161,061	160,601

52	Master Intermediate Income Trust

SENIOR LOANS (2.2%)* [c] cont.		Principal amount	Value

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2019		$164,118	$163,831

ROC Finance, LLC bank term loan FRN 5s, 2019		257,059	243,564

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021		60,000	58,800

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020		119,394	116,907

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017		496,516	191,159

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.683s, 2017		5,096	1,962

TransDigm, Inc. bank term loan FRN Ser. E, 3 1/2s, 2022		39,810	39,196

Univision Communications, Inc. bank term loan FRN 4s, 2020		302,715	299,772

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 3 3/4s, 2020		104,487	102,832

Total senior loans (cost $6,756,365)			$6,127,462

PURCHASED SWAP OPTIONS OUTSTANDING (1.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.548)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.548	$90,800,000	$3,632

Barclays Bank PLC
2.055/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.055	19,019,200	168,700

Citibank, N.A.
2.12/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.12	19,019,200	243,636

(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	36,706,100	13,214

Credit Suisse International
2.07125/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.07125	28,528,800	271,879

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	3,987,800	252,827

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	3,987,800	147,684

(2.42875)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.42875	28,528,800	5,991

Goldman Sachs International
2.155/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.155	38,038,400	515,040

2.0775/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.0775	38,038,400	473,198

0.90/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.90	98,586,900	271,114

1.992/3 month USD-LIBOR-BBA/Oct-25	Oct-15/1.992	38,038,400	228,611

(2.82)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/2.82	3,681,050	73,142

(2.234)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.234	38,038,400	64,285

(2.5025)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.5025	38,038,400	36,897

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	36,706,100	10,278

(2.49)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.49	38,038,400	38

JPMorgan Chase Bank N.A.
2.0775/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.0775	38,038,400	382,666

0.98/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.98	46,204,700	174,192

Total purchased swap options outstanding (cost $3,447,173)			$3,337,024

Master Intermediate Income Trust	53

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.2%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/$100.98	$10,000,000	$83,860

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.86	10,000,000	77,770

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.66	10,000,000	69,600

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Dec-15/100.50	10,000,000	63,080

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Nov-15/101.25	10,000,000	65,850

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Nov-15/101.13	10,000,000	59,530

Total purchased options outstanding (cost $818,750)			$419,690

PREFERRED STOCKS (0.1%)*		Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.		177	$177,885

M/I Homes, Inc. Ser. A, $2.438 pfd.		4,100	104,345

Total preferred stocks (cost $244,090)			$282,230

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount		Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R		$100,000	$114,188

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018		57,000	41,717

Total convertible bonds and notes (cost $148,541)			$155,905

COMMON STOCKS (0.0%)*		Shares	Value

Connacher Oil and Gas, Ltd. (Canada) †		6,021	$2,707

Connacher Oil and Gas, Ltd. (Canada) †		1,436	603

Lone Pine Resources Canada, Ltd. (Canada) † F		9,978	399

Lone Pine Resources, Inc. Class A (Canada) † F		9,978	399

Tribune Media Co. Class 1C F		40,066	10,017

Total common stocks (cost $332,099)			$14,125

SHORT-TERM INVESTMENTS (5.8%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.13% L	Shares	1,182,949	$1,182,949

SSgA Prime Money Market Fund Class N 0.09% P	Shares	110,000	110,000

U.S. Treasury Bills 0.01%, October 1, 2015 ∆		$1,884,000	1,884,000

U.S. Treasury Bills 0.02%, October 15, 2015 # ∆ §		1,088,000	1,087,991

U.S. Treasury Bills 0.02%, October 8, 2015 ∆ §		2,885,000	2,884,991

U.S. Treasury Bills 0.03%, February 4, 2016 # ∆ §		1,464,000	1,463,903

U.S. Treasury Bills 0.04%, October 22, 2015 # ∆ §		3,171,000	3,170,933

U.S. Treasury Bills 0.05%, February 18, 2016 ∆ §		2,214,000	2,213,806

U.S. Treasury Bills 0.09%, January 14, 2016 ∆ §		601,000	600,987

U.S. Treasury Bills 0.16%, February 11, 2016 ∆ §		1,662,000	1,661,847

Total short-term investments (cost $16,260,226)			$16,261,407

TOTAL INVESTMENTS

Total investments (cost $534,424,737)			$522,681,738

54	Master Intermediate Income Trust

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through September 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $278,071,468.

† This security is non-income-producing.

†† The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

Master Intermediate Income Trust	55

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $191,897,226 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.7%	Brazil	0.6%

Greece	2.3	United Kingdom	0.6

Argentina	2.2	Luxembourg	0.5

Russia	1.4	Mexico	0.5

Venezuela	0.8	Other	2.6

Canada	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $135,847,483)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/21/15	$1,418,397	$1,471,618	$(53,221)

	Australian Dollar	Sell	10/21/15	1,418,397	1,446,250	27,853

	British Pound	Buy	12/16/15	189,791	192,116	(2,325)

	Canadian Dollar	Buy	10/21/15	871,547	904,873	(33,326)

	Canadian Dollar	Sell	10/21/15	871,547	887,406	15,859

	Chilean Peso	Sell	10/21/15	282,828	308,306	25,478

	Euro	Sell	12/16/15	364,065	368,691	4,626

	Mexican Peso	Buy	10/21/15	1,369,089	1,468,669	(99,580)

	New Taiwan Dollar	Sell	11/18/15	1,426,897	1,432,651	5,754

56	Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $135,847,483) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A. cont.
	New Zealand Dollar	Buy	10/21/15	$805,162	$765,350	$39,812

	Norwegian Krone	Buy	12/16/15	141,648	146,329	(4,681)

	Swedish Krona	Sell	12/16/15	1,515,923	1,507,766	(8,157)

Barclays Bank PLC
	Australian Dollar	Buy	10/21/15	2,802,085	2,924,747	(122,662)

	Australian Dollar	Sell	10/21/15	2,802,085	2,910,168	108,083

	British Pound	Buy	12/16/15	84,537	85,565	(1,028)

	Canadian Dollar	Buy	10/21/15	3,545,231	3,605,747	(60,516)

	Canadian Dollar	Sell	10/21/15	3,545,231	3,620,273	75,042

	Euro	Sell	12/16/15	1,387,899	1,386,473	(1,426)

	Japanese Yen	Buy	11/18/15	262,454	221,135	41,319

	Mexican Peso	Buy	10/21/15	1,330,995	1,428,111	(97,116)

	New Zealand Dollar	Buy	10/21/15	3,228,309	3,303,627	(75,318)

	New Zealand Dollar	Sell	10/21/15	3,228,309	3,383,007	154,698

	Norwegian Krone	Sell	12/16/15	1,475,086	1,522,806	47,720

	Singapore Dollar	Sell	11/18/15	59,637	89,184	29,547

	Swedish Krona	Sell	12/16/15	777,519	773,882	(3,637)

	Swiss Franc	Buy	12/16/15	1,156,548	1,158,717	(2,169)

Citibank, N.A.
	Australian Dollar	Buy	10/21/15	120,040	119,884	156

	Australian Dollar	Sell	10/21/15	120,040	130,454	10,414

	Brazilian Real	Buy	10/2/15	164,006	167,815	(3,809)

	Brazilian Real	Sell	10/2/15	164,006	205,499	41,493

	Brazilian Real	Sell	1/5/16	158,830	162,692	3,862

	British Pound	Buy	12/16/15	592,209	599,375	(7,166)

	Canadian Dollar	Sell	10/21/15	436,373	416,383	(19,990)

	Chilean Peso	Buy	10/21/15	45,028	48,465	(3,437)

	Chilean Peso	Sell	10/21/15	45,028	44,419	(609)

	Euro	Buy	12/16/15	1,706,650	1,727,821	(21,171)

	Japanese Yen	Sell	11/18/15	1,014,629	981,410	(33,219)

	Mexican Peso	Buy	10/21/15	1,333,971	1,431,840	(97,869)

	New Zealand Dollar	Buy	10/21/15	984,427	981,233	3,194

	New Zealand Dollar	Sell	10/21/15	984,427	1,031,967	47,540

	Norwegian Krone	Buy	12/16/15	718,319	742,703	(24,384)

	Swedish Krona	Sell	12/16/15	1,542,124	1,535,331	(6,793)

	Swiss Franc	Sell	12/16/15	388,911	389,510	599

Credit Suisse International
	Australian Dollar	Buy	10/21/15	1,388,597	1,507,334	(118,737)

	Australian Dollar	Sell	10/21/15	1,388,597	1,455,598	67,001

	British Pound	Buy	12/16/15	960,297	971,946	(11,649)

	Canadian Dollar	Sell	10/21/15	1,129,295	1,140,614	11,319

	Euro	Sell	12/16/15	1,067,020	1,080,351	13,331

Master Intermediate Income Trust	57

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $135,847,483) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Japanese Yen	Sell	11/18/15	$49,299	$25,575	$(23,724)

	New Zealand Dollar	Buy	10/21/15	166,497	120,614	45,883

	Norwegian Krone	Sell	12/16/15	1,090,994	1,127,510	36,516

	Singapore Dollar	Sell	11/18/15	42,798	71,359	28,561

	Swedish Krona	Sell	12/16/15	33,728	33,573	(155)

	Swiss Franc	Sell	12/16/15	626,373	627,357	984

Deutsche Bank AG
	Australian Dollar	Buy	10/21/15	586,318	585,664	654

	Australian Dollar	Sell	10/21/15	586,318	636,766	50,448

	British Pound	Buy	12/16/15	180,264	182,447	(2,183)

	Canadian Dollar	Sell	10/21/15	1,364,190	1,448,260	84,070

	Euro	Sell	12/16/15	725,444	734,462	9,018

	Japanese Yen	Sell	11/18/15	1,330,140	1,286,758	(43,382)

	New Zealand Dollar	Buy	10/21/15	552,033	578,682	(26,649)

	New Zealand Dollar	Sell	10/21/15	552,033	550,229	(1,804)

	Norwegian Krone	Sell	12/16/15	444,972	459,971	14,999

	Polish Zloty	Sell	12/16/15	756,576	756,851	275

	Swedish Krona	Sell	12/16/15	15,332	15,270	(62)

	Swiss Franc	Sell	12/16/15	149,185	149,500	315

Goldman Sachs International
	Australian Dollar	Buy	10/21/15	539,060	586,324	(47,264)

	British Pound	Buy	12/16/15	776,102	785,542	(9,440)

	Canadian Dollar	Sell	10/21/15	504,182	571,138	66,956

	Euro	Buy	12/16/15	2,909	2,945	(36)

	Japanese Yen	Sell	11/18/15	707,139	726,691	19,552

	New Zealand Dollar	Buy	10/21/15	147,600	147,113	487

	New Zealand Dollar	Sell	10/21/15	147,600	154,747	7,147

	Norwegian Krone	Sell	12/16/15	1,140,189	1,178,547	38,358

	South African Rand	Buy	10/21/15	27,705	30,251	(2,546)

	Swedish Krona	Buy	12/16/15	733,163	724,655	8,508

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/21/15	49,222	53,462	(4,240)

	Australian Dollar	Sell	10/21/15	49,222	49,163	(59)

	British Pound	Sell	12/16/15	689,599	697,963	8,364

	Canadian Dollar	Buy	10/21/15	1,451,405	1,471,966	(20,561)

	Canadian Dollar	Sell	10/21/15	1,451,405	1,531,512	80,107

	Euro	Sell	12/16/15	3,395,400	3,437,609	42,209

	Japanese Yen	Sell	11/18/15	83,898	81,165	(2,733)

	New Zealand Dollar	Buy	10/21/15	637,324	668,232	(30,908)

	New Zealand Dollar	Sell	10/21/15	637,324	635,148	(2,176)

	Swedish Krona	Sell	12/16/15	149,263	148,664	(599)

58	Master Intermediate Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $135,847,483) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/21/15	$35,199	$103,304	$(68,105)

	British Pound	Sell	12/16/15	232,740	235,631	2,891

	Canadian Dollar	Sell	10/21/15	192,862	151,597	(41,265)

	Euro	Sell	12/16/15	2,866,309	2,888,329	22,020

	Japanese Yen	Sell	11/18/15	165,777	249,235	83,458

	Mexican Peso	Buy	10/21/15	314,456	423,381	(108,925)

	New Taiwan Dollar	Sell	11/18/15	1,398,849	1,447,576	48,727

	New Zealand Dollar	Buy	10/21/15	2,474,220	2,522,758	(48,539)

	New Zealand Dollar	Sell	10/21/15	2,454,876	2,573,371	118,495

	Norwegian Krone	Sell	12/16/15	1,182,391	1,229,023	46,632

	Singapore Dollar	Buy	11/18/15	1,431,137	1,449,782	(18,645)

	Singapore Dollar	Sell	11/18/15	1,406,581	1,451,255	44,674

	South African Rand	Buy	10/21/15	364,914	405,297	(40,383)

	South Korean Won	Sell	11/18/15	57,827	53,386	(4,441)

	Swedish Krona	Sell	12/16/15	1,216,931	1,211,700	(5,231)

	Swiss Franc	Buy	12/16/15	180,566	180,997	(431)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/21/15	2,085,139	2,237,663	(152,524)

	Australian Dollar	Sell	10/21/15	2,085,139	2,177,219	92,080

	British Pound	Buy	12/16/15	429,487	425,037	4,450

	Canadian Dollar	Sell	10/21/15	635,378	696,470	61,092

	Euro	Sell	12/16/15	3,552,371	3,586,681	34,310

	Japanese Yen	Sell	11/18/15	1,387,558	1,430,030	42,472

	New Zealand Dollar	Buy	10/21/15	779,690	756,802	22,888

	Norwegian Krone	Sell	12/16/15	514,241	530,049	15,808

	Singapore Dollar	Buy	11/18/15	716,200	719,126	(2,926)

	Singapore Dollar	Sell	11/18/15	716,200	739,201	23,001

	South Korean Won	Sell	11/18/15	14,002	24,916	10,914

	Swedish Krona	Sell	12/16/15	648,507	628,276	(20,231)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/21/15	19,072	117,584	(98,512)

	Brazilian Real	Buy	10/2/15	1,297,591	1,601,711	(304,120)

	Brazilian Real	Sell	10/2/15	1,297,591	1,446,288	148,697

	Brazilian Real	Buy	1/5/16	244,962	234,178	10,784

	British Pound	Buy	12/16/15	384,875	389,538	(4,663)

	Canadian Dollar	Sell	10/21/15	694,196	747,924	53,728

	Chilean Peso	Buy	10/21/15	1,377,933	1,484,023	(106,090)

	Chilean Peso	Sell	10/21/15	1,377,933	1,467,925	89,992

	Euro	Sell	12/16/15	1,875,592	1,890,140	14,548

	Hungarian Forint	Buy	12/16/15	1,479,371	1,471,995	7,376

	Japanese Yen	Sell	11/18/15	252,181	213,823	(38,358)

	New Zealand Dollar	Buy	10/21/15	669,181	667,158	2,023

Master Intermediate Income Trust	59

FORWARD CURRENCY CONTRACTS at 9/30/15 (aggregate face value $135,847,483) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.
	New Zealand Dollar	Sell	10/21/15	$669,181	$701,602	$32,421

	Norwegian Krone	Buy	12/16/15	25,096	25,943	(847)

	Singapore Dollar	Buy	11/18/15	223,252	183,567	39,685

	Swedish Krona	Sell	12/16/15	458,119	456,261	(1,858)

	Swiss Franc	Sell	12/16/15	289,214	289,685	471

UBS AG
	Australian Dollar	Buy	10/21/15	470,555	575,088	(104,533)

	British Pound	Buy	12/16/15	1,920,897	1,944,136	(23,239)

	Canadian Dollar	Sell	10/21/15	771,970	853,203	81,233

	Chilean Peso	Buy	10/21/15	1,694	1,825	(131)

	Chilean Peso	Sell	10/21/15	1,694	1,672	(22)

	Euro	Sell	12/16/15	2,465,549	2,496,528	30,979

	Israeli Shekel	Sell	10/21/15	7,292	7,601	309

	Japanese Yen	Sell	11/18/15	521,091	503,915	(17,176)

	New Zealand Dollar	Buy	10/21/15	1,218,085	1,234,917	(16,832)

	New Zealand Dollar	Sell	10/21/15	1,218,085	1,213,904	(4,181)

	Norwegian Krone	Buy	12/16/15	17,881	18,471	(590)

	Swedish Krona	Sell	12/16/15	744,964	741,356	(3,608)

WestPac Banking Corp.
	Australian Dollar	Buy	10/21/15	93,676	101,794	(8,118)

	Australian Dollar	Sell	10/21/15	93,676	93,553	(123)

	Canadian Dollar	Buy	10/21/15	709,031	705,562	3,469

	Canadian Dollar	Sell	10/21/15	709,031	752,863	43,832

	Euro	Sell	12/16/15	2,070,828	2,096,579	25,751

	Japanese Yen	Buy	11/18/15	99,784	47,855	51,929

	New Zealand Dollar	Buy	10/21/15	1,215,404	1,278,315	(62,911)

	South Korean Won	Sell	11/18/15	7,136	1,113	(6,023)

Total						$183,153

FUTURES CONTRACTS OUTSTANDING at 9/30/15

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Buxl 30 yr (Short)	5	$870,119	Dec-15	$(23,703)

U.S. Treasury Bond 30 yr (Long)	57	8,968,594	Dec-15	84,523

U.S. Treasury Bond Ultra
30 yr (Long)	24	3,849,750	Dec-15	25,850

U.S. Treasury Note 5 yr (Long)	3	361,547	Dec-15	1,971

U.S. Treasury Note 10 yr (Short)	112	14,418,250	Dec-15	(181,868)

Total				$(93,227)

60	Master Intermediate Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/15 (premiums $4,618,285)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.798/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.798	$90,800,000	$908

1.278/3 month USD-LIBOR-BBA/Dec-17	Dec-15/1.278	22,700,000	4,767

Barclays Bank PLC
(2.235)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.235	9,509,600	197,229

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	36,706,100	2,936

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	36,706,100	5,506

(2.31)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.31	9,509,600	257,044

Credit Suisse International
2.25/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.25	14,264,400	18,972

(2.25)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.25	14,264,400	311,677

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	3,987,800	406,321

Goldman Sachs International
2.3225/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.3225	19,019,200	380

2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	73,412,200	6,607

(1.885)/3 month USD-LIBOR-BBA/Jan-46	Jan-16/1.885	3,681,050	15,829

2.29/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	19,019,200	65,616

2.113/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.113	19,019,200	83,875

(0.725)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.725	98,586,900	113,375

(0.8125)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.8125	98,586,900	182,386

(2.113)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.113	19,019,200	230,703

(2.29)/3 month USD-LIBOR-BBA/Nov-25	Nov-15/2.29	19,019,200	489,745

(2.3225)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.3225	19,019,200	542,047

JPMorgan Chase Bank N.A.
(0.83)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.83	46,204,700	90,099

(0.905)/3 month USD-LIBOR-BBA/Dec-17	Dec-15/0.905	46,204,700	128,911

(2.2625)/3 month USD-LIBOR-BBA/Oct-25	Oct-15/2.2625	19,019,200	436,110

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,568,000	852,283

Total			$4,443,326

WRITTEN OPTIONS OUTSTANDING at 9/30/15 (premiums $803,125)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$99.98	$10,000,000	$43,020

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.92	10,000,000	39,600

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.86	10,000,000	39,380

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.77	10,000,000	35,250

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.19	10,000,000	20,810

Master Intermediate Income Trust	61

WRITTEN OPTIONS OUTSTANDING at 9/30/15 (premiums $803,125) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/$98.98	$10,000,000	$18,870

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/99.03	10,000,000	18,090

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Dec-15/98.86	10,000,000	16,970

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/100.25	10,000,000	23,890

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/100.13	10,000,000	21,530

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/99.25	10,000,000	7,310

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Nov-15/99.13	10,000,000	6,110

Total			$290,830

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/15

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$5,037,775	$(123,441)	$13,552

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	5,037,775	(128,005)	(5,340)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	9,176,100	(60,672)	(18,178)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	18,352,200	(128,924)	(43,880)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	5,037,775	(134,045)	(59,642)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	5,037,775	(141,058)	(75,400)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	22,065,500	146,184	113,813

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	22,065,500	141,058	103,951

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	18,352,200	56,194	(11,562)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	36,704,400	117,454	(17,435)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	22,065,500	127,038	(69,506)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	22,065,500	125,773	(95,985)

Total			$(2,444)	$(165,612)

62	Master Intermediate Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 9/30/15 (proceeds receivable $117,534,805)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
October 1, 2045	$3,000,000	10/14/15	$3,252,188

Federal National Mortgage Association, 4s,
October 1, 2045	1,000,000	10/14/15	1,066,562

Federal National Mortgage Association, 3 1/2s,
October 1, 2045	30,000,000	10/14/15	31,289,064

Federal National Mortgage Association, 3s,
October 1, 2045	81,000,000	10/14/15	82,075,777

Total			$117,683,591

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG
BRL	24,803,354	$—	1/2/17	Brazil Cetip	0.00%	$(185,864)
				Interbank Deposit
				Rate Over

ILS	1,152,000	—	6/26/25	2.39%	3 month	(13,412)
					TELBOR03

ILS	1,152,000	—	6/29/25	2.404%	3 month	(13,697)
					TELBOR03

ILS	3,456,000	—	7/1/25	2.4517%	3 month	(44,586)
					TELBOR03

ILS	4,608,000	—	7/2/25	2.45625%	3 month	(59,854)
					TELBOR03

PLN	9,968,000	—	3/17/24	4.1072%	6 month PLN-	(402,019)
					WIBOR-WIBO

PLN	4,970,000	—	3/18/24	4.12875%	6 month PLN-	(202,681)
					WIBOR-WIBO

PLN	4,165,000	—	3/27/24	4.045%	6 month PLN-	(165,529)
					WIBOR-WIBO

PLN	1,239,000	—	6/26/25	6 month PLN-	2.89%	13,033
				WIBOR-WIBO

PLN	1,239,000	—	6/29/25	6 month PLN-	2.88%	12,704
				WIBOR-WIBO

PLN	3,717,000	—	6/30/25	6 month PLN-	2.87%	37,201
				WIBOR-WIBO

PLN	3,717,000	—	7/1/25	6 month PLN-	3.0266%	50,997
				WIBOR-WIBO

PLN	3,717,000	—	7/2/25	6 month PLN-	3.00%	48,610
				WIBOR-WIBO

ZAR	18,686,000	—	1/26/25	3 month ZAR-	7.09%	(108,069)
				JIBAR-SAFEX

ZAR	12,457,000	—	1/23/25	3 month ZAR-	7.08%	(72,141)
				JIBAR-SAFEX

ZAR	25,269,000	—	8/25/25	8.3575%	3 month ZAR-	(1,189)
					JIBAR-SAFEX

Master Intermediate Income Trust	63

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International
KRW	1,462,000,000	$—	11/6/19	3 month KRW-CD-	2.17%	$28,252
				KSDA-BLOOMBERG

JPMorgan Chase Bank N.A.
BRL	25,053,070	—	1/2/17	Brazil Cetip	0.00%	(223,092)
				Interbank Deposit
				Rate Over

BRL	10,892,123	—	1/2/17	Brazil Cetip	0.00%	(58,932)
				Interbank Deposit
				Rate Over

PLN	1,415,000	—	3/12/25	2.42%	6 month PLN-	(3,940)
					WIBOR-WIBO

PLN	23,953,000	—	8/20/17	6 month PLN-	1.71%	7,430
				WIBOR-WIBO

PLN	1,233,000	—	8/21/17	6 month PLN-	1.71%	384
				WIBOR-WIBO

ZAR	12,924,000	—	1/22/25	3 month ZAR-	7.14%	(71,020)
				JIBAR-SAFEX

ZAR	38,772,000	—	1/23/25	3 month ZAR-	7.0633%	(227,680)
				JIBAR-SAFEX

ZAR	8,367,000	—	3/10/25	3 month ZAR-	7.91%	(16,825)
				JIBAR-SAFEX

ZAR	26,375,000	—	8/21/25	8.28%	3 month ZAR-	8,349
					JIBAR-SAFEX

ZAR	198,577,000	—	8/18/17	7.06%	3 month ZAR-	(6,787)
					JIBAR-SAFEX

ZAR	39,562,000	—	8/24/25	8.44%	3 month ZAR-	(18,295)
					JIBAR-SAFEX

ZAR	49,644,250	—	9/9/17	3 month ZAR-	7.185%	6,885
				JIBAR-SAFEX

Total		$—				$(1,681,767)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$9,275,000	$(48,297)	9/30/25	3 month USD-	2.1575%	$78,704
			LIBOR-BBA

9,275,000	127,001	9/30/25	2.3975%	3 month USD-	(207,182)
				LIBOR-BBA

9,275,000	(81,687)	9/30/25	3 month USD-	2.2775%	148,910
			LIBOR-BBA

401,079,000 E	2,112,058	12/16/17	1.25%	3 month USD-	(965,824)
				LIBOR-BBA

6,615,000 E	(80,633)	12/16/25	3 month USD-	2.35%	93,639
			LIBOR-BBA

64	Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$14,264,400	$118,206	9/29/25	2.235%	3 month USD-	$(180,976)
					LIBOR-BBA

	4,754,800	94,934	9/29/45	2.703%	3 month USD-	(85,824)
					LIBOR-BBA

	162,893,000 E	143,362	12/16/20	1.70%	3 month USD-	(1,596,986)
					LIBOR-BBA

	10,369,000 E	26,883	12/16/45	3 month USD-	2.70%	359,479
				LIBOR-BBA

	9,718,000	(128)	9/29/25	2.162%	3 month USD-	(137,920)
					LIBOR-BBA

	5,095,000	(67)	9/30/25	2.07%	3 month USD-	(28,342)
					LIBOR-BBA

AUD	7,448,000	(2,435)	9/28/25	3.00%	6 month AUD-	(50,484)
					BBR-BBSW

CAD	20,912,000	(62)	6/17/17	0.92%	3 month CAD-	(32,401)
					BA-CDOR

CAD	23,960,000	(178)	6/17/20	3 month	1.24%	103,607
				CAD-BA-CDOR

CAD	919,000	(10)	4/17/25	1.89%	3 month CAD-	(8,136)
					BA-CDOR

CAD	3,674,000	(40)	4/17/25	1.91875%	3 month CAD-	(40,056)
					BA-CDOR

CAD	3,262,000	(35)	4/17/25	1.89375%	3 month CAD-	(29,753)
					BA-CDOR

CAD	8,225,000	(97)	6/17/25	2.253%	3 month CAD-	(261,038)
					BA-CDOR

CAD	3,928,000	(42)	5/21/25	3 month	2.1875%	111,494
				CAD-BA-CDOR

CAD	2,437,000	(26)	6/29/25	3 month	2.255%	76,187
				CAD-BA-CDOR

CAD	1,490,000	(16)	6/29/25	3 month	2.27%	48,166
				CAD-BA-CDOR

CAD	1,414,000	(14)	7/29/25	3 month	2.03%	20,770
				CAD-BA-CDOR

CAD	4,771,000	35,225	7/17/25	3 month	2.035%	109,577
				CAD-BA-CDOR

CAD	1,336,000	(14)	7/23/25	3 month	2.0125%	18,316
				CAD-BA-CDOR

CAD	2,303,000	(23)	8/5/25	1.9575%	3 month CAD-	(21,304)
					BA-CDOR

CAD	1,449,000	(15)	8/7/25	1.9625%	3 month CAD-	(13,802)
					BA-CDOR

CAD	1,366,000	(14)	8/14/25	3 month	1.9375%	10,153
				CAD-BA-CDOR

CAD	18,688,000	(53)	8/27/17	3 month	0.6825%	(29,705)
				CAD-BA-CDOR

Master Intermediate Income Trust	65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	4,113,000	$(41)	8/27/25	1.9375%	3 month	$(28,305)
					CAD-BA-CDOR

CAD	1,545,000	(15)	9/3/25	1.8925%	3 month	(5,225)
					CAD-BA-CDOR

CAD	1,544,000	(15)	9/10/25	3 month	1.90%	5,525
				CAD-BA-CDOR

CAD	1,490,000	(15)	9/15/25	1.915%	3 month	(6,592)
					CAD-BA-CDOR

CAD	29,144,000	(83)	9/18/17	3 month	0.755%	(18,879)
				CAD-BA-CDOR

CAD	11,980,000	(74)	9/18/20	1.165%	3 month	(2,389)
					CAD-BA-CDOR

CAD	14,572,000	(42)	9/18/17	3 month	0.7475%	(11,074)
				CAD-BA-CDOR

CAD	14,572,000	(42)	9/21/17	3 month	0.7575%	(9,136)
				CAD-BA-CDOR

CAD	1,607,000	(16)	9/24/25	1.855%	3 month	405
					CAD-BA-CDOR

CHF	14,160,000	(57)	5/5/17	6 month CHF-	0.60875%	(28,564)
				LIBOR-BBA

CHF	2,800,000	(39)	5/5/25	6 month CHF-	0.22%	24,196
				LIBOR-BBA

CHF	2,800,000	(40)	5/19/25	0.29%	6 month CHF-	(42,634)
					LIBOR-BBA

CHF	14,160,000	(58)	5/19/17	0.63%	6 month CHF-	21,692
					LIBOR-BBA

CHF	1,443,000	(20)	5/26/25	0.28%	6 month CHF-	(19,933)
					LIBOR-BBA

CHF	5,906,000	(82)	7/10/25	6 month CHF-	0.31%	88,027
				LIBOR-BBA

CHF	730,000	(10)	7/27/25	0.3075%	6 month CHF-	(9,883)
					LIBOR-BBA

CHF	893,000	(12)	8/28/25	0.23%	6 month CHF-	(3,469)
					LIBOR-BBA

CHF	714,000	(10)	7/22/25	6 month CHF-	0.34%	12,268
				LIBOR-BBA

CHF	747,000	(10)	8/10/25	6 month CHF-	0.3025%	9,165
				LIBOR-BBA

CHF	2,844,000	(39)	8/26/25	0.1525%	6 month CHF-	11,646
					LIBOR-BBA

CHF	673,000	(9)	9/4/25	0.265%	6 month CHF-	(4,801)
					LIBOR-BBA

CHF	767,000	(10)	10/1/25	0.225%	6 month CHF-	(1,265)
					LIBOR-BBA

EUR	2,224,000 E	7,904	12/16/17	0.25%	6 month EUR-	(1,368)
					EURIBOR-
					REUTERS

66	Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	10,658,000 E	$(49,378)	12/16/20	6 month EUR-	0.50%	$16,008
				EURIBOR-REUTERS

EUR	372,000 E	(12,093)	12/16/25	0.75%	6 month EUR-	(1,786)
					EURIBOR-
					REUTERS

GBP	32,000 E	314	12/16/25	2.00%	6 month GBP-	(324)
					LIBOR-BBA

JPY	32,455,000	(11)	3/24/44	6 month JPY-	1.80%	31,320
				LIBOR-BBA

JPY	63,551,000	(21)	3/24/44	6 month JPY-	1.79625%	60,829
				LIBOR-BBA

JPY	1,780,000,000	(70)	3/14/19	6 month JPY-	0.3175%	96,319
				LIBOR-BBA

JPY	389,500,000	(68)	3/14/44	1.795%	6 month JPY-	(373,356)
					LIBOR-BBA

JPY	31,464,000	(6)	3/24/44	6 month JPY-	1.80125%	30,451
				LIBOR-BBA

JPY	36,000,000	(11)	11/7/44	6 month JPY-	1.5025%	13,330
				LIBOR-BBA

JPY	215,000,000	(65)	11/7/44	6 month JPY-	1.495%	76,119
				LIBOR-BBA

JPY	1,119,000,000	(80)	11/7/19	0.2475%	6 month JPY-	(39,175)
					LIBOR-BBA

JPY	661,000,000	(47)	11/7/19	0.25%	6 month JPY-	(23,763)
					LIBOR-BBA

JPY	11,030,000	(3)	11/7/44	6 month JPY-	1.4975%	3,965
				LIBOR-BBA

JPY	511,900,000	(30)	2/19/20	6 month JPY-	1.3975%	236,069
				LIBOR-BBA

JPY	38,691,000	(4)	5/1/25	0.51%	6 month JPY-	(1,388)
					LIBOR-BBA

JPY	1,250,832,000	(75)	5/20/25	0.583%	6 month JPY-	(114,864)
					LIBOR-BBA

JPY	1,004,624,000	(60)	5/26/25	6 month JPY-	0.595%	100,347
				LIBOR-BBA

JPY	370,258,000	(40)	5/26/25	0.614%	6 month JPY-	(42,864)
					LIBOR-BBA

JPY	312,363,000	(18)	6/4/25	6 month JPY-	0.619%	36,856
				LIBOR-BBA

JPY	305,264,000	(32)	6/8/25	0.6725%	6 month JPY-	(49,225)
					LIBOR-BBA

JPY	333,749,000	(35)	6/10/25	0.674%	6 month JPY-	(54,114)
					LIBOR-BBA

JPY	333,817,000	(35)	6/12/25	0.6775%	6 month JPY-	(54,938)
					LIBOR-BBA

JPY	938,231,000	(55)	6/17/25	6 month JPY-	0.689%	162,058
				LIBOR-BBA

Master Intermediate Income Trust	67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	283,180,000	$(17)	6/25/25	0.622%	6 month JPY-	$(32,708)
					LIBOR-BBA

JPY	1,004,624,000	(59)	7/2/25	6 month JPY-	0.6325%	122,855
				LIBOR-BBA

JPY	228,251,000	(25)	9/14/25	0.525%	6 month JPY-	(3,761)
					LIBOR-BBA

JPY	324,391,000	(19)	7/15/25	0.6275%	6 month JPY-	(37,469)
					LIBOR-BBA

JPY	299,870,000	(17)	8/7/25	6 month JPY-	0.575%	20,047
				LIBOR-BBA

JPY	329,974,000	(35)	8/14/25	6 month JPY-	0.558%	16,837
				LIBOR-BBA

JPY	315,949,000	(35)	9/8/25	0.545%	6 month JPY-	(10,941)
					LIBOR-BBA

JPY	306,894,000	(34)	9/10/25	0.5375%	6 month JPY-	(8,579)
					LIBOR-BBA

JPY	698,028,000	(76)	9/28/25	0.48%	6 month JPY-	16,369
					LIBOR-BBA

NOK	6,372,000	(11)	6/25/25	2.3775%	6 month NOK-	(34,772)
					NIBOR-NIBR

NOK	6,081,000	(10)	6/29/25	6 month NOK-	2.37%	32,550
				NIBOR-NIBR

NOK	6,084,000	(10)	7/2/25	6 month NOK-	2.375%	32,714
				NIBOR-NIBR

NOK	6,313,000	(10)	7/9/25	6 month NOK-	2.265%	26,473
				NIBOR-NIBR

NOK	5,936,000	(10)	7/21/25	6 month NOK-	2.21%	20,969
				NIBOR-NIBR

NOK	5,428,000	(9)	9/4/25	6 month NOK-	2.07125%	10,113
				NIBOR-NIBR

NOK	6,184,000	(10)	7/28/25	6 month NOK-	2.14%	16,960
				NIBOR-NIBR

NOK	4,126,000	(7)	8/18/25	2.00%	6 month NOK-	(4,773)
					NIBOR-NIBR

NOK	5,703,000	(9)	9/7/25	6 month NOK-	2.05%	9,217
				NIBOR-NIBR

NOK	6,101,000	(10)	9/15/25	6 month NOK-	2.015%	7,136
				NIBOR-NIBR

NOK	5,607,000	(9)	9/18/25	2.1275%	6 month NOK-	(13,341)
					NIBOR-NIBR

NOK	5,441,000	(9)	9/28/25	6 month NOK-	1.9425%	1,997
				NIBOR-NIBR

NZD	4,701,000	(47)	4/23/25	3 month NZD-	3.7275%	99,155
				BBR-FRA

NZD	4,760,000	(48)	4/22/25	3 month NZD-	3.705%	94,646
				BBR-FRA

68	Master Intermediate Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

NZD	1,243,000	$(11)	7/2/25	3.9025%	3 month NZD-	$(29,514)
					BBR-FRA

NZD	1,001,000	(9)	7/3/25	3.95%	3 month NZD-	(26,262)
					BBR-FRA

NZD	2,486,000	(22)	7/2/25	3.9525%	3 month NZD-	(65,843)
					BBR-FRA

NZD	1,072,000	(9)	9/14/25	3 month NZD-	3.5825%	5,559
				BBR-FRA

NZD	1,059,000	(9)	9/14/25	3 month NZD-	3.655%	9,670
				BBR-FRA

NZD	5,832,000	(50)	7/20/25	3.81%	3 month NZD-	(107,629)
					BBR-FRA

NZD	1,045,000	(9)	7/24/25	3.765%	3 month NZD-	(16,637)
					BBR-FRA

NZD	1,088,000	(9)	8/7/25	3 month NZD-	3.65%	10,213
				BBR-FRA

NZD	1,042,000	(9)	8/11/25	3 month NZD-	3.65%	9,760
				BBR-FRA

NZD	1,076,000	(9)	8/13/25	3 month NZD-	3.6775%	11,672
				BBR-FRA

NZD	1,046,000	(9)	8/31/25	3.61%	3 month NZD-	(7,220)
					BBR-FRA

NZD	1,040,000	(9)	9/8/25	3 month NZD-	3.6125%	7,169
				BBR-FRA

NZD	655,000	(5)	9/11/25	3 month NZD-	3.65%	5,832
				BBR-FRA

NZD	968,000	(8)	9/16/25	3.60%	3 month NZD-	(5,931)
					BBR-FRA

NZD	1,117,000	(9)	9/18/25	3.665%	3 month NZD-	(10,729)
					BBR-FRA

NZD	1,120,000	(9)	9/28/25	3.555%	3 month NZD-	(3,815)
					BBR-FRA

NZD	1,061,000	(9)	9/23/25	3.60%	3 month NZD-	(6,328)
					BBR-FRA

SEK	12,370,000	(20)	5/19/25	3 month SEK-	1.3225%	8,576
				STIBOR-SIDE

SEK	18,921,000	(31)	6/23/25	1.5525%	3 month SEK-	(57,166)
					STIBOR-SIDE

SEK	5,384,000	(8)	7/29/25	1.32%	3 month SEK-	(695)
					STIBOR-SIDE

SEK	5,310,000	(8)	8/6/25	3 month SEK-	1.34%	1,432
				STIBOR-SIDE

SEK	4,633,000	(7)	7/23/25	1.4275%	3 month SEK-	(6,467)
					STIBOR-SIDE

SEK	5,618,000	(8)	8/11/25	1.3575%	3 month SEK-	(2,437)
					STIBOR-SIDE

Master Intermediate Income Trust	69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

SEK	3,907,000	$(6)	8/27/25	1.3025%	3 month SEK-	$1,251
					STIBOR-SIDE

SEK	5,913,000	(9)	8/28/25	3 month SEK-	1.3075%	(1,606)
				STIBOR-SIDE

SEK	4,408,000	(7)	9/22/25	3 month SEK-	1.35%	(60)
				STIBOR-SIDE

SEK	13,128,000	(21)	9/25/25	3 month SEK-	1.315%	(5,866)
				STIBOR-SIDE

SEK	62,660,000	(28)	9/25/17	3 month SEK-	0.17%	(587)
				STIBOR-SIDE

SEK	13,128,000	(21)	9/28/25	3 month SEK-	1.3075%	(7,340)
				STIBOR-SIDE

SEK	62,660,000	(28)	9/28/17	3 month SEK-	0.17125%	(215)
				STIBOR-SIDE

SEK	5,523,000	(9)	9/30/25	3 month SEK-	1.34125%	(1,025)
				STIBOR-SIDE

Total		$2,388,084				$(2,333,994)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$229,005	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$326
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

419,382	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,646)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

415,224	—	1/12/40	5.00% (1 month	Synthetic MBX Index	591
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

385,425	—	1/12/41	5.00% (1 month	Synthetic MBX Index	669
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,160,574	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,746)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

163,461	—	1/12/40	4.00% (1 month	Synthetic MBX Index	709
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

332,550	—	1/12/41	5.00% (1 month	Synthetic MBX Index	577
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

70	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,995,298	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$3,465
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

420,451	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(3,804)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,013,584	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,398)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,268,344	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,202
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

388,765	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,687
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

46,857	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(346)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

171,263	—	1/12/41	5.00% (1 month	Synthetic MBX Index	297
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

211,960	—	1/12/41	5.00% (1 month	Synthetic MBX Index	534
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

997,649	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,732
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

845,798	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,001)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

970,094	—	1/12/40	4.00% (1 month	Synthetic MBX Index	4,209
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

177,352	—	1/12/40	5.00% (1 month	Synthetic MBX Index	253
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,360,797	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,220
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,466,783	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,493
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,193,521	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,072
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

200,629	—	1/12/40	5.00% (1 month	Synthetic MBX Index	286
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Master Intermediate Income Trust	71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$650,437	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$926
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

471,533	—	1/12/40	5.00% (1 month	Synthetic MBX Index	672
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,564,803	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(6,068)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

471,660	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,804)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

375,107	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(516)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

187,585	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(258)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

187,585	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(258)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

376,416	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(517)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

977,634	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,344)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

376,416	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(517)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

608,808	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(5,162)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

366,700	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(3,109)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

376,446	—	1/12/41	5.00% (1 month	Synthetic MBX Index	654
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

464,835	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(3,941)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

814,860	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,928)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

702,083	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(5,181)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

72	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$100,710	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$(743)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	751,523	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,033)
				USD-LIBOR	5.50% 30 year Fannie
					Mae pools

	106,230	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(251)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,690,350	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	21,730
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	299,627	—	1/12/41	5.00% (1 month	Synthetic MBX Index	520
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,364,754	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,505
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,082,971	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,562)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,735,570	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	25,065
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	785,628	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(5,564)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

EUR	2,881,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	(3,245)
					HICP excluding
					tobacco

EUR	1,441,000	—	9/15/17	(0.46%)	Eurostat Eurozone	(406)
					HICP excluding
					tobacco

EUR	2,049,000	—	9/15/17	(0.435%)	Eurostat Eurozone	575
					HICP excluding
					tobacco

Citibank, N.A.
	$775,838	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,347
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,662,748	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,887
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,451,579	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,521
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Master Intermediate Income Trust	73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$665,099	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$1,155
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

513,500	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,215)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,024,422	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(8,686)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,054,182	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	13,552
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,168,579	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	15,022
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,065,953	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(9,038)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

370,423	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,394)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,591,119	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(11,767)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

764,385	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(5,653)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

382,192	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(2,827)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,321,479	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(9,773)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

778,191	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(5,512)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,234,559	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(8,744)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,414,401	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(10,018)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Deutsche Bank AG
513,500	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,215)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

74	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$580,366	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(5,251)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

231,653	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(1,710)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,041,055	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(9,051)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,041,055	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(9,051)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

352,839	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(835)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

132,547	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(314)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

985,018	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(10,921)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

31,316	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(283)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

266,953	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,415)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

686,826	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(6,077)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

280,622	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,539)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

561,243	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(5,078)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

17,395	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(128)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

77,721	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(712)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

249,047	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(589)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

483,332	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,144)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Master Intermediate Income Trust	75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$298,793	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(707)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	22,979	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(54)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	61,235	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(145)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,428,830	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,117)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,115,751	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(18,395)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	499,483	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,577)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,679,708	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	21,593
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	3,385,000	—	2/24/25	(2.01%)	USA Non Revised	(136,889)
					Consumer Price
					Index-Urban (CPI-U)

	2,110,965	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(15,612)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,668,043	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(12,336)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	771,672	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(5,707)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	754,000	—	3/12/25	(1.925%)	USA Non Revised	(21,210)
					Consumer Price
					Index-Urban (CPI-U)

EUR	10,371,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(52,264)
					HICP excluding
					tobacco

EUR	3,424,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(17,255)
					HICP excluding
					tobacco

EUR	2,881,000	—	8/31/17	(0.27%)	Eurostat Eurozone	8,756
					HICP excluding
					tobacco

EUR	2,881,000	—	9/1/17	(0.37%)	Eurostat Eurozone	4,958
					HICP excluding
					tobacco

76	Master Intermediate Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	2,882,000	$—	9/10/20	(0.7975%)	Eurostat Eurozone	$419
					HICP excluding
					tobacco

GBP	1,961,000	—	2/20/25	(2.895%)	GBP Non-revised UK	30,792
					Retail Price Index

GBP	436,000	—	3/10/25	(2.8675%)	GBP Non-revised UK	1,352
					Retail Price Index

JPMorgan Chase Bank N.A.
	$3,206,175	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(29,378)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,833,577	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(16,800)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,808,656	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(25,734)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,740,525	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(15,948)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,679,708	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	21,593
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	5,518,000	—	5/25/20	(1.115%)	Eurostat Eurozone	(84,731)
					HICP excluding
					tobacco

EUR	5,432,000	—	5/25/25	1.445%	Eurostat Eurozone	167,160
					HICP excluding
					tobacco

EUR	1,441,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(5,599)
					HICP excluding
					tobacco

EUR	1,441,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(4,138)
					HICP excluding
					tobacco

Total		$—				$(294,808)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$4,375	$64,000	5/11/63	300 bp	$2,723
Index

CMBX NA BBB–	BBB–/P	8,497	141,000	5/11/63	300 bp	4,859
Index

Master Intermediate Income Trust	77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A. cont.
CMBX NA BBB–	BBB–/P	$17,409	$282,000	5/11/63	300 bp	$10,134
Index

CMBX NA BBB–	BBB–/P	16,587	291,000	5/11/63	300 bp	9,079
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	33,591	303,000	5/11/63	300 bp	25,773
Index

Credit Suisse International
CMBX NA BB Index	—	(47,639)	2,699,000	5/11/63	(500 bp)	45,657

CMBX NA BB Index	—	(1,359)	140,000	1/17/47	(500 bp)	6,028

CMBX NA BBB–	BBB–/P	46,062	3,182,000	5/11/63	300 bp	(36,034)
Index

CMBX NA BBB–	BBB–/P	63,725	4,852,000	5/11/63	300 bp	(61,457)
Index

CMBX NA BBB–	BBB–/P	54,248	4,952,000	5/11/63	300 bp	(73,513)
Index

CMBX NA BBB–	BBB–/P	22,141	381,000	1/17/47	300 bp	690
Index

CMBX NA BBB–	BBB–/P	141,869	3,986,000	1/17/47	300 bp	(80,550)
Index

CMBX NA BBB–	BBB–/P	441,381	12,868,000	1/17/47	300 bp	(276,653)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	245	94,000	5/11/63	300 bp	(2,180)
Index

CMBX NA BBB–	BBB–/P	(2,303)	333,000	5/11/63	300 bp	(10,894)
Index

CMBX NA BBB–	BBB–/P	627	63,000	1/17/47	300 bp	(2,888)
Index

CMBX NA BBB–	BBB–/P	303	85,000	1/17/47	300 bp	(4,440)
Index

CMBX NA BBB–	BBB–/P	303	85,000	1/17/47	300 bp	(4,440)
Index

CMBX NA BBB–	BBB–/P	2,777	103,000	1/17/47	300 bp	(2,970)
Index

CMBX NA BBB–	BBB–/P	761	178,000	1/17/47	300 bp	(9,172)
Index

CMBX NA BBB–	BBB–/P	635	178,000	1/17/47	300 bp	(9,298)
Index

CMBX NA BBB–	BBB–/P	635	178,000	1/17/47	300 bp	(9,298)
Index

CMBX NA BBB–	BBB–/P	1,145	292,000	1/17/47	300 bp	(15,148)
Index

CMBX NA BB Index	—	(3,293)	385,000	5/11/63	(500 bp)	10,015

CMBX NA BB Index	—	(2,365)	223,000	5/11/63	(500 bp)	5,344

78	Master Intermediate Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BB Index	—	$(1,143)	$119,000	5/11/63	(500 bp)	$2,971

CMBX NA BB Index	—	2,532	112,000	5/11/63	(500 bp)	6,404

CMBX NA BB Index	—	1,027	61,000	5/11/63	(500 bp)	3,135

CMBX NA BB Index	—	523	51,000	5/11/63	(500 bp)	2,286

CMBX NA BB Index	—	62	51,000	5/11/63	(500 bp)	1,825

CMBX NA BB Index	—	(1,448)	140,000	1/17/47	(500 bp)	5,939

CMBX NA BB Index	—	(146)	73,000	1/17/47	(500 bp)	3,706

CMBX NA BBB–	—	(2,850)	314,000	5/11/63	(300 bp)	5,251
Index

CMBX NA BBB–	BBB–/P	(51)	19,000	5/11/63	300 bp	(541)
Index

CMBX NA BBB–	BBB–/P	(908)	113,000	5/11/63	300 bp	(3,823)
Index

CMBX NA BBB–	BBB–/P	(1,287)	118,000	5/11/63	300 bp	(4,332)
Index

CMBX NA BBB–	BBB–/P	1,354	227,000	5/11/63	300 bp	(4,502)
Index

CMBX NA BBB–	BBB–/P	(2,143)	229,000	5/11/63	300 bp	(8,051)
Index

CMBX NA BBB–	BBB–/P	(2,297)	229,000	5/11/63	300 bp	(8,205)
Index

CMBX NA BBB–	BBB–/P	(2,297)	229,000	5/11/63	300 bp	(8,205)
Index

CMBX NA BBB–	BBB–/P	(931)	232,000	5/11/63	300 bp	(6,917)
Index

CMBX NA BBB–	BBB–/P	2,787	244,000	5/11/63	300 bp	(3,508)
Index

CMBX NA BBB–	BBB–/P	(4,346)	261,000	5/11/63	300 bp	(11,080)
Index

CMBX NA BBB–	BBB–/P	5,988	200,000	1/17/47	300 bp	(5,172)
Index

CMBX NA BBB–	BBB–/P	4,300	204,000	1/17/47	300 bp	(7,083)
Index

CMBX NA BBB–	BBB–/P	9,514	314,000	1/17/47	300 bp	(8,007)
Index

CMBX NA BBB–	BBB–/P	11,316	382,000	1/17/47	300 bp	(9,999)
Index

CMBX NA BBB–	BBB–/P	21,189	665,000	1/17/47	300 bp	(15,918)
Index

CMBX NA BBB–	BBB–/P	29,631	957,000	1/17/47	300 bp	(23,770)
Index

Master Intermediate Income Trust	79

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/15 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC
CMBX NA BBB–	—	$(10,053)	$419,000	5/11/63	(300 bp)	$862
Index

CMBX NA BBB–	—	(5,411)	210,000	5/11/63	(300 bp)	59
Index

CMBX NA BBB–	BBB–/P	11,619	210,000	1/17/47	300 bp	(152)
Index

CMBX NA BBB–	BBB–/P	9,663	381,000	1/17/47	300 bp	(11,597)
Index

CMBX NA BBB–	BBB–/P	22,099	419,000	1/17/47	300 bp	(1,386)
Index

Total		$898,650				$(588,443)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2015. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

80	Master Intermediate Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$10,017

Energy	3,310	—	798

Total common stocks	3,310	—	10,815

Convertible bonds and notes	—	155,905	—

Corporate bonds and notes	—	92,407,159	6

Foreign government and agency bonds and notes		30,522,013

Mortgage-backed securities	—	128,828,417	4,913,176

Preferred stocks	—	282,230	—

Purchased options outstanding	—	419,690	—

Purchased swap options outstanding	—	3,337,024	—

Senior loans	—	6,127,462	—

U.S. government and agency mortgage obligations	—	239,413,124	—

Short-term investments	1,292,949	14,968,458	—

Totals by level	$1,296,259	$516,461,482	$4,923,997

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$183,153	$—

Futures contracts	(93,227)	—	—

Written options outstanding	—	(290,830)	—

Written swap options outstanding	—	(4,443,326)	—

Forward premium swap option contracts	—	(165,612)	—

TBA sale commitments	—	(117,683,591)	—

Interest rate swap contracts	—	(6,403,845)	—

Total return swap contracts	—	(294,808)	—

Credit default contracts	—	(1,487,093)	—

Totals by level	$(93,227)	$(130,585,952)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

Master Intermediate Income Trust	81

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change
				in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-			into	out of	as of
in securities:	9/30/14	premiums	(loss)	tion)#	Purchases	Sales	Level 3†	Level 3†	9/30/15

Common stocks*:

Consumer cyclicals	$10,017	$—	$—	$—	$—	$—	$—	$—	$10,017

Energy	798	—	—	—	—	—	—	—	798

Total common stocks	$10,815	$—	$—	$—	$—	$—	$—	$—	$10,815

Corporate
bonds and notes	$4	$—	$—	$2	$—	$—	$—	$—	$6

Mortgage-
backed securities	—	(62,210)	—	20,279	4,191,324	—	763,783	—	4,913,176

Totals:	$10,819	$(62,210)	$—	$20,281	$4,191,324	$—	$763,783	$—	$4,923,997

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $20,281 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

Level 3 securities which are fair valued by Putnam, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

82	Master Intermediate Income Trust

Statement of assets and liabilities 9/30/15

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $533,241,788)	$521,498,789
Affiliated issuers (identified cost $1,182,949) (Notes 1 and 5)	1,182,949

Cash	108,209

Foreign currency (cost $100) (Note 1)	100

Dividends, interest and other receivables	4,059,153

Receivable for investments sold	2,316,567

Receivable for sales of delayed delivery securities (Note 1)	40,255,467

Receivable for variation margin (Note 1)	1,835,613

Unrealized appreciation on forward premium swap option contracts (Note 1)	231,316

Unrealized appreciation on forward currency contracts (Note 1)	2,629,250

Unrealized appreciation on OTC swap contracts (Note 1)	753,661

Premium paid on OTC swap contracts (Note 1)	92,270

Prepaid assets	13,619

Total assets	574,976,963

LIABILITIES

Payable for investments purchased	1,202,960

Payable for purchases of delayed delivery securities (Note 1)	161,704,968

Payable for shares of the fund repurchased	326,760

Payable for compensation of Manager (Note 2)	559,927

Payable for custodian fees (Note 2)	36,966

Payable for investor servicing fees (Note 2)	24,040

Payable for Trustee compensation and expenses (Note 2)	153,416

Payable for administrative services (Note 2)	977

Payable for variation margin (Note 1)	1,602,732

Distributions payable to shareholders	1,446,706

Unrealized depreciation on OTC swap contracts (Note 1)	3,318,679

Premium received on OTC swap contracts (Note 1)	990,920

Unrealized depreciation on forward currency contracts (Note 1)	2,446,097

Unrealized depreciation on forward premium swap option contracts (Note 1)	396,928

Written options outstanding, at value (premiums $5,421,410) (Notes 1 and 3)	4,734,156

TBA sale commitments, at value (proceeds receivable $117,534,805) (Note 1)	117,683,591

Collateral on certain derivative contracts, at value (Note 1)	110,000

Other accrued expenses	165,672

Total liabilities	296,905,495

Net assets	$278,071,468

(Continued on next page)

Master Intermediate Income Trust	83

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$438,553,575

Undistributed net investment income (Note 1)	9,769,772

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(154,068,047)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(16,183,832)

Total — Representing net assets applicable to capital shares outstanding	$278,071,468

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($278,071,468 divided by 55,281,859 shares)	$5.03

The accompanying notes are an integral part of these financial statements.

84	Master Intermediate Income Trust

Statement of operations Year ended 9/30/15

INVESTMENT INCOME

Interest (including interest income of $12,940 from investments in affiliated issuers) (Note 5)	$16,852,189

Dividends	33,408

Total investment income	16,885,597

EXPENSES

Compensation of Manager (Note 2)	2,283,882

Investor servicing fees (Note 2)	152,202

Custodian fees (Note 2)	108,133

Trustee compensation and expenses (Note 2)	10,052

Administrative services (Note 2)	7,752

Auditing and tax fees	153,070

Other	206,590

Total expenses	2,921,681

Net expenses	2,921,681

Net investment income	13,963,916

Net realized gain on investments (Notes 1 and 3)	1,563,320

Net realized loss on swap contracts (Note 1)	(8,496,599)

Net realized loss on futures contracts (Note 1)	(4,598,080)

Net realized gain on foreign currency transactions (Note 1)	7,422,205

Net realized gain on written options (Notes 1 and 3)	3,128,009

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,946,165)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	(28,891,426)

Net loss on investments	(32,818,736)

Net decrease in net assets resulting from operations	$(18,854,820)

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	85

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/15	Year ended 9/30/14

Operations:
Net investment income	$13,963,916	$17,726,515

Net realized loss on investments
and foreign currency transactions	(981,145)	(3,273,000)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(31,837,591)	11,044,901

Net increase (decrease) in net assets resulting
from operations	(18,854,820)	25,498,416

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(17,712,527)	(18,750,118)

Decrease from shares repurchased (Note 4)	(11,928,004)	(25,325,054)

Total decrease in net assets	(48,495,351)	(18,576,756)

NET ASSETS

Beginning of year	326,566,819	345,143,575

End of year (including undistributed net investment income
of $9,769,772 and $3,468,944, respectively)	$278,071,468	$326,566,819

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	57,773,719	62,769,851

Shares repurchased (Note 4)	(2,491,860)	(4,996,132)

Shares outstanding at end of year	55,281,859	57,773,719

The accompanying notes are an integral part of these financial statements.

86	Master Intermediate Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			Year ended

	9/30/15	9/30/14	9/30/13	9/30/12	9/30/11

Net asset value, beginning of period	$5.65	$5.50	$5.42	$5.34	$5.83
Investment operations:

Net investment income[a]	.25	.29	.30	.27	.35

Net realized and unrealized
gain (loss) on investments	(.58)	.12	.06	.15	(.38)

Total from investment operations	(.33)	.41	.36	.42	(.03)

Less distributions:

From net investment income	(.31)	(.31)	(.31)	(.09)	(.46)

From return of capital	—	—	—	(.25)	—

Total distributions	(.31)	(.31)	(.31)	(.34)	(.46)

Increase from shares repurchased	.02	.05	.03	—	—

Net asset value, end of period	$5.03	$5.65	$5.50	$5.42	$5.34

Market value, end of period	$4.51	$5.03	$4.88	$5.18	$5.05

Total return at market value (%) b	(4.37)	9.56	0.15	9.56	(13.01)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$278,071	$326,567	$345,144	$356,296	$351,028

Ratio of expenses to average
net assets (%)[c]	.96	.99	.94	.96	.94

Ratio of net investment income
to average net assets (%)	4.58	5.21	5.31	4.94	5.97

Portfolio turnover (%)[e]	724 d	389 d	244 e	157 e	171 e

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sales commitments.

e Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	642%

September 30, 2012	472

September 30, 2011	413

The accompanying notes are an integral part of these financial statements.

Master Intermediate Income Trust	87

Notes to financial statements 9/30/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through September 30, 2015.

Putnam Master Intermediate Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The goal of the fund is to seek with equal emphasis high current income and relative stability of net asset value by allocating its investments among the U.S. investment grade sector, high-yield sector, and international sector.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts,

88	Master Intermediate Income Trust

exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Master Intermediate Income Trust	89

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily

90	Master Intermediate Income Trust

fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

Master Intermediate Income Trust	91

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

92	Master Intermediate Income Trust

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,762,924 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,774,566 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2015, the fund had a capital loss carryover of $134,400,298 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$20,696,615	$27,927,592	$48,624,207	*

11,586,218	N/A	11,586,218	September 30, 2016

28,970,279	N/A	28,970,279	September 30, 2017

45,219,594	N/A	45,219,594	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $13,663,851 of certain losses recognized during the period from November 1, 2014 to September 30, 2015 to its fiscal year ending September 30, 2016.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ

Master Intermediate Income Trust	93

from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, from the expiration of a capital loss carryover, from dividends payable, from defaulted bond interest, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $10,049,439 to increase undistributed net investment income, $7,293,321 to decrease paid-in capital and $2,756,118 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$5,363,180
Unrealized depreciation	(22,713,198)

Net unrealized depreciation	(17,350,018)
Undistributed ordinary income	11,369,913
Capital loss carryforward	(134,400,298)
Post-October capital loss deferral	(13,663,851)
Cost for federal income tax purposes	$540,255,322

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average net
	net assets,		assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average net
	net assets,		assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average net
	net assets,		assets,

0.550%	of the next $5 billion of average net	0.450%	of the next $5 billion of average net
	assets,		assets,

0.525%	of the next $5 billion of average net	0.440%	of the next $5 billion of average net
	assets,		assets,

0.505%	of the next $5 billion of average net	0.430%	of the next $8.5 billion of average
	assets,		net assets and

0.490%	of the next $5 billion of average net	0.420%	of any excess thereafter.
	assets,

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

94	Master Intermediate Income Trust

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $172, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$2,763,925,037	$2,704,068,188

U.S. government securities (Long-term)	—	—

Total	$2,763,925,037	$2,704,068,188

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$340,600,300	$3,020,385	$82,000,000	$652,656

Options opened	3,006,592,625	18,017,932	696,000,000	4,077,578
Options exercised	(258,333,700)	(2,277,035)	—	—
Options expired	(508,512,275)	(3,064,048)	(150,000,000)	(741,719)
Options closed	(1,692,201,500)	(11,078,949)	(508,000,000)	(3,185,390)

Written options outstanding at
the end of the reporting period	$888,145,450	$4,618,285	$120,000,000	$803,125

Note 4: Shares repurchased

In September 2015, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2015 (based on shares outstanding as of October 7, 2014). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 2,491,860 common shares for an aggregate purchase price of $11,928,004, which reflects a weighted-average discount from net asset value per share of 9.99%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

Master Intermediate Income Trust	95

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,130 shares of the fund (0.002% of the fund’s shares outstanding), valued at $5,684 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$11,528,830	$128,729,703	$139,075,584	$12,940	$1,182,949

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$56,400,000

Purchased swap option contracts (contract amount)	$599,000,000

Written TBA commitment option contracts (contract amount) (Note 3)	$103,200,000

Written swap option contracts (contract amount) (Note 3)	$455,300,000

Futures contracts (number of contracts)	300

Forward currency contracts (contract amount)	$285,100,000

OTC interest rate swap contracts (notional)	$97,500,000

Centrally cleared interest rate swap contracts (notional)	$1,216,700,000

OTC total return swap contracts (notional)	$138,800,000

OTC credit default contracts (notional)	$27,000,000

96	Master Intermediate Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$171,045	depreciation	$1,658,138

Foreign exchange
contracts	Receivables	2,629,250	Payables	2,446,097

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Equity contracts	appreciation	—	depreciation	—

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	7,725,643*	depreciation	15,660,577*

Total		$10,525,938		$19,764,812

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$419,965	$419,965

Foreign exchange
contracts	—	—	7,552,313	—	7,552,313

Interest rate contracts	(2,636,254)	(4,598,080)	—	(8,916,564)	(16,150,898)

Total	$(2,636,254)	$(4,598,080)	$7,552,313	$(8,496,599)	$(8,178,620)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(823,187)	$(823,187)

Foreign exchange
contracts	—	—	(2,954,929)	—	(2,954,929)

Interest rate contracts	108,564	(391,681)	—	(3,857,216)	(4,140,333)

Total	$108,564	$(391,681)	$(2,954,929)	$(4,680,403)	$(7,918,449)

Master Intermediate Income Trust	97

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$162,545	$28,252	$—	$23,048	$—	$—	$—	$—	$—	$—	$213,845

Centrally cleared interest rate
swap contracts§	—	—	1,798,741	—	—	—	—	—	—	—	—	—	—	—	—	1,798,741

OTC Total return swap contracts*#	—	93,969	—	6,755	29,729	—	67,870	—	188,753	—	—	—	—	—	—	387,076

OTC Credit default contracts*#	—	—	—	—	100,683	—	53,977	—	—	16,385	—	—	—	—	—	171,045

Futures contracts§	—	—	—	—	—	—	—	—	—	—	36,872	—	—	—	—	36,872

Forward currency contracts#	119,382	456,409	—	107,258	203,595	159,779	141,008	130,680	366,897	—	—	307,015	399,725	112,521	124,981	2,629,250

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	231,316	—	—	—	—	—	—	231,316

Purchased swap options**#	3,632	168,700	—	256,850	678,381	—	1,672,603	—	556,858	—	—	—	—	—	—	3,337,024

Purchased options**#	—	—	—	—	—	—	—	—	419,690	—	—	—	—	—	—	419,690

Total Assets	$123,014	$719,078	$1,798,741	$370,863	$1,012,388	$322,324	$1,963,710	$130,680	$1,786,562	$16,385	$36,872	$307,015	$399,725	$112,521	$124,981	$9,224,859

Liabilities:

OTC Interest rate swap contracts*#	—	—	—	—	—	1,269,041	—	—	626,571	—	—	—	—	—	—	1,895,612

Centrally cleared interest rate
swap contracts§	—	—	1,602,732	—	—	—		—	—	—	—	—	—	—	—	1,602,732

OTC Total return swap contracts*#	—	59,348	—	—	76,627	1,215	362,366	—	182,328	—	—	—	—	—	—	681,884

OTC Credit default contracts*#	20,073	7,818	—	—	1,296,943	—	276,788	—	—	56,516	—	—	—	—	—	1,658,138

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	201,290	363,872	—	218,447	154,265	74,080	59,286	61,276	335,965	—	—	175,681	554,448	170,312	77,175	2,446,097

Forward premium swap option contracts#	—	—	—	—	—	—	—	—	396,928	—	—	—	—	—	—	396,928

Written swap options#	5,675	197,229	—	265,486	736,970	—	1,730,563	—	1,507,403	—	—	—	—	—	—	4,443,326

Written options#	—	—	—	—	—	—	—	—	290,830	—	—	—	—	—	—	290,830

Total Liabilities	$227,038	$628,267	$1,602,732	$483,933	$2,264,805	$1,344,336	$2,429,003	$61,276	$3,340,025	$56,516	$—	$175,681	$554,448	$170,312	$77,175	$13,415,547

Total Financial and Derivative Net Assets	$(104,024)	$90,811	$196,009	$(113,070)	$(1,252,417)	$(1,022,012)	$(465,293)	$69,404	$(1,553,463)	$(40,131)	$36,872	$131,334	$(154,723)	$(57,791)	$47,806	$(4,190,688)

Total collateral received (pledged)†##	$(104,024)	$—	$—	$(113,070)	$(1,189,840)	$(1,022,012)	$(465,293)	$—	$(1,481,902)	$—	$—	$110,000	$(154,723)	$(23,995)	$—

Net amount	$—	$90,811	$196,009	$—	$(62,577)	$—	$—	$69,404	$(71,561)	$(40,131)	$36,872	$21,334	$—	$(33,796)	$47,806

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

98	Master Intermediate Income Trust	Master Intermediate Income Trust	99

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,533,649 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

100	Master Intermediate Income Trust

Shareholder meeting results (Unaudited)

April 23, 2015 annual meeting

At the meeting, a proposal to fix the number of Trustees at 14 was approved as follows:

Votes for	Votes against	Abstentions

45,384,632	4,164,295	1,190,236

At the meeting, each of the nominees for Trustee was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	44,078,308	6,660,863

Ravi Akhoury	44,033,523	6,705,648

Barbara M. Baumann	44,254,245	6,484,926

Jameson A. Baxter	47,305,883	3,433,288

Charles B. Curtis*	47,286,505	3,452,666

Robert J. Darretta	44,235,607	6,503,564

Katinka Domotorffy	44,144,579	6,594,592

John A. Hill	47,356,445	3,382,726

Paul L. Joskow	44,216,976	6,522,195

Kenneth R. Leibler	44,222,762	6,516,409

Robert E. Patterson	47,307,378	3,431,793

George Putnam, III	47,347,373	3,391,798

Robert L. Reynolds	44,225,469	6,513,702

W. Thomas Stephens	44,212,662	6,526,509

A proposal to convert the fund to an open-end investment company was not approved, as follows:

Votes for	Votes against	Abstentions

15,633,279	14,661,233	789,043

All tabulations are rounded to the nearest whole number.

*Mr. Curtis retired from the Board of Trustees of the Putnam funds on June 30, 2015.

Master Intermediate Income Trust	101

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

102	Master Intermediate Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Master Intermediate Income Trust	103

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting
2010); Senior Financial Analyst, Old Mutual Asset	and Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

104	Master Intermediate Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Master Intermediate Income Trust	105

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

106	Master Intermediate Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Robert J. Darretta	Vice President, Treasurer,
Investment Sub-Manager	Katinka Domotorffy	and Clerk
Putnam Investments Limited	John A. Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Kenneth R. Leibler	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
KPMG LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Master Intermediate Income Trust	107

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

108	Master Intermediate Income Trust

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN713
296860 11/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2015	$142,500	$ —	$6,750	$ —
September 30, 2014	$138,561	$ —	$6,590	$ —

For the fiscal years ended September 30, 2015 and September 30, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,750 and $6,590 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2015	$ —	$ —	$ —	$ —

September 30, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Distributions Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Committee of the fund’s Board of Trustees is composed of the following persons:

Robert J. Darretta (Chairperson)

Ravi Akhoury

Robert E. Patterson

John A. Hill

Barbara M. Baumann

Katinka Domotorffy

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a<b> case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

►	The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board’s governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company’s accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 23, 2015

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994 – Present	Co-Head Fixed Income, Previously, Team Leader, Portfolio Construction and Global Strategy and Director, Global Core
Michael Atkin	2007	Putnam Management 1997 – Present	Portfolio Manager, Previously Director of Sovereign Research, Previously, Senior Economist and Team Leader Country Analysis
Kevin Murphy	2007	Putnam Management 1999 – Present	Portfolio Manager, Previously, Team Leader, High Grade Credit
Michael Salm	2011	Putnam Management 1997 – Present	Co-Head Fixed Income, Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999 – Present	Co-Head Fixed Income, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	17*	$9,131,700,000	20**	$3,233,100,000	13***	$9,337,600,000
Michael Salm	27*	$16,752,900,000	32 #	$8,009,400,000	16***	$5,975,400,000
Michael Atkin	7	$6,461,800,000	7	$2,025,200,000	9***	$3,006,200,000
Paul Scanlon	25*	$12,169,000,000	31##	$4,546,000,000	15	$5,158,800,000
Kevin Murphy	24*	$15,074,200,000	27#	$7,208,300,000	16***	$7,796,100,000

*	4 accounts, with total assets of $1,716,700,000 pay an advisory fee based on account performance.

**	1 account, with total assets of $34,700,000 pay an advisory fee based on account performance

***	1 account, with total assets of $452,700,000 pay an advisory fee based on account performance.

# 2 accounts, with total assets of $103,800,000 pay an advisory fee based on account performance

## 3 accounts, with total assets of $168,500,000 an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

Atkin, Michael J	2015	*
	2014	*
Kohli, D. William	2015	*
	2014	*
Murphy, Kevin F	2015	*
	2014	*
Salm, Michael V.	2015	*
	2014	*
Scanlon, Paul D.	2015	*
	2014	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 – October 7, 2014	—	—	—	1,280,853
October 8 – October 31, 2014	346,233	$4.99	346,233	5,431,139
November 1 – November 30, 2014	34,956	$5.05	34,956	5,396,183
December 1 – December 31, 2014	50,525	$4.93	50,525	5,345,658
January 1 – January 31, 2015	55,611	$4.84	55,611	5,290,047
February 1 – February 28, 2015	320,501	$4.86	320,501	4,969,546
March 1 – March 31, 2015	143,384	$4.84	143,384	4,826,162
April 1 – April 30, 2015	—	—	—	4,826,162
May 1 – May 31, 2015	187,032	$4.86	187,032	4,639,130
June 1 – June 30, 2015	311,411	$4.81	311,411	4,327,719
July 1 – July 31, 2015	263,867	$4.75	263,867	4,063,852
August 1 – August 31, 2015	402,585	$4.65	402,585	3,661,267
September 1 – September 30, 2015	375,755	$4.58	375,755	3,285,512

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2014, which was in effect between October 8, 2014 and October 7, 2015, allowed the fund to repurchase up to 5,777,372 of its shares. The program renewed by the Board in September 2015, which is in effect between October 8, 2015 and October 7, 2016, allows the fund to repurchase up to 5,528,186 of its shares.

**	Information prior to October 7, 2014 is based on the total number of shares eligible for repurchase under the program, as amended through September 2013. Information from October 8, 2014 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2014.

In September 2015, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 25, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 25, 2015